UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LMI AEROSPACE, INC.
(Name of Registrant as Specified In Its Charter)

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LMI Aerospace, Inc.
411 Fountain Lakes Boulevard
St. Charles, Missouri  63301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 24, 2015

TO OUR SHAREHOLDERS:

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of LMI Aerospace, Inc., a Missouri corporation (the “Company”), will be held at 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, beginning at 10:00 a.m., local time, on June 24, 2015 for the following purposes:

1.	to elect three Directors for a term expiring at the next annual meeting of shareholders, and until their respective successors are duly elected and qualified;

2.	to approve the adoption of the LMI Aerospace, Inc. 2015 Incentive Compensation Plan;

3.	to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2015; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 24, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each shareholder, will be available during usual business hours for the examination by any shareholder for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting at the office of the Company set forth above.

A copy of the Company’s annual report for its fiscal year ended December 31, 2014, as amended, accompanies this notice.

By Order of the Board of Directors,

Renée Skonier
Secretary

St. Charles, Missouri
May 15, 2015

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING ACCORDING TO YOUR WISHES.  YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 2015: THE PROXY STATEMENT, PROXY CARD, OUR 2014 ANNUAL REPORT, AS AMENDED, AND THE  2015 INCENTIVE COMPENSATION PLAN ARE ALSO AVAILABLE AT:
http://ir.lmiaerospace.com/annuals-proxies.cfm and at https://materials.proxyvote.com/502079.

LMI Aerospace, Inc.
411 Fountain Lakes Boulevard
St. Charles, Missouri  63301

PROXY STATEMENT

ANNUAL MEETING

The enclosed proxy is solicited by the Board of Directors of LMI Aerospace, Inc. (the “Company”) to be voted at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Company’s principal office located at 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, beginning at 10:00 a.m. local time on June 24, 2015, or at any adjournment thereof, for the purposes set forth herein and the accompanying Notice of Annual Meeting.  The Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or distributed on or about May 15, 2015 to holders of record of our common shares at the close of business on April 24, 2015.  Whether or not you expect to attend the Annual Meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes. The proxy statement is also available at http://ir.lmiaerospace.com/annuals-proxies.cfm and at https://materials.proxyvote.com/502079.

SOLICITATION OF PROXIES

Solicitation of proxies is being made by the Company and will be made primarily by mail.  In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or by telephone if proxies are not promptly received.  The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred as a result of forwarding solicitation materials to the beneficial owners of the Company’s common stock, par value $0.02 per share (the “Common Stock”).

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so in accordance with the following procedures.

If you are a shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Secretary of the Company, Renée Skonier, at the principal office of the Company in St. Charles, Missouri, of such revocation no later than June 23, 2015, or by attending the Annual Meeting and voting in person.  Attendance at the meeting alone will not cause your previously granted proxy to be revoked unless you specifically make that request.

If you hold shares beneficially in the name of a bank, broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee by 11:59 p.m. EDT on June 23, 2015, or, if you have obtained a legal proxy from your bank, broker, trustee or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

RECORD DATE

The close of business on April 24, 2015 (the “Record Date”) has been fixed as the record date for the determination of the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting.  Only shareholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournment thereof.  As of the close of business on the Record Date, there were outstanding 13,185,778 shares of Common Stock.

BOARD RECOMMENDATIONS

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Renée Skonier, or, if unable or unwilling to serve, Daniel G. Korte, will vote your shares, and the Board of Directors of the Company recommends that you vote your shares, as follows:

1.	FOR ALL persons named herein as a nominee for Director of the Company for a term expiring at the 2016 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2.	FOR the adoption of the LMI Aerospace, Inc. 2015 Incentive Compensation Plan;

3.	FOR the ratification of the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015; and

4.	According to such person’s judgment on the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTING RIGHTS AND VOTE REQUIRED

Voting Rights

Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters to be acted on at the Annual Meeting, including the election of directors.  There are no cumulative voting rights.

Vote Required

Quorum

A majority of the outstanding shares of Common Stock entitled to vote as of the close of business on the Record Date, 6,592,890 shares of Common Stock, present or represented by proxy at the Annual Meeting will constitute a quorum at the Annual Meeting.

Proposal No. 1 – Election of Directors

The affirmative vote of a majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Annual Meeting is required to elect a person nominated for director.  Shares present at the Annual Meeting represented by proxies that are marked “WITHHOLD AUTHORITY” with respect to the election of a person to serve on the Board of Directors will be counted as shares present and entitled to vote and will have the same effect as a vote against the nominee as to which such direction applies.  Shares represented by a proxy as to which there is no voting instruction given (a “broker non-vote”) will not be deemed represented at the meeting for purposes of electing directors and, therefore, will have no effect on the election of directors.  Such shares will, however, be counted for quorum purposes.

Although Missouri law requires that directors be elected by a majority of the shares voted at a meeting, the failure of a director of a Missouri corporation to receive the required majority vote may not necessarily result in the relinquishment of his or her directorship.  For this reason the Company requires that each director agree to submit his/her resignation in writing to the Chairman of the Board of Directors if the director nominee fails to receive a majority of the votes cast.  The Corporate Governance & Nominating Committee (the “CG&N Committee”) then decides whether to recommend to the Board of Directors acceptance or rejection of the resignation or if other actions should be taken.  The Board of Directors, in turn, must act on the tendered resignation, taking into account the CG&N Committee’s recommendation, and publicly disclose its decision and reasons for such decision within 90 days from the date of the certification of the election results.  A director who tenders his or her resignation under this policy may not participate in the consideration by the CG&N Committee concerning its recommendation to the Board of Directors or in the Board of Directors’ decision on whether or not to accept or reject the resignation or take any other action.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his or her stead as may be designated by the Board of Directors.  The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

Proposal No. 2

The vote required for the approval of Proposal No. 2 – Approval of the LMI Aerospace, Inc. 2015 Incentive Compensation Plan will be the affirmative vote of the majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.  Shares present at the Annual Meeting represented by proxies that are marked “ABSTENTION” with respect to Proposal No. 2 will be counted as shares present and entitled to vote and will have the same effect as a vote against Proposal No. 2.  If you do not provide voting instructions to your broker, with respect to Proposal No. 2, your broker is not permitted to vote on your behalf with respect to Proposal No. 2 because it is not a discretionary matter.  Please see “Broker Voting” below.

Proposal No. 3

The vote required for the approval of Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm will be the affirmative vote of the majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.  Shares present at the Annual Meeting represented by proxies that are marked “ABSTENTION” with respect to Proposal No. 3 will be counted as shares present and entitled to vote and will have the same effect as a vote against Proposal No. 3.  If you do not provide voting instructions to your broker, with respect to Proposal No. 3, your broker is permitted to vote on your behalf with respect to Proposal No. 3 because it is a discretionary matter.  Please see “Broker Voting” below.

All Other Proposals

The vote required for the approval of all other proposals that properly come before the meeting will be the affirmative vote of the majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.  Only the shares represented at the Annual Meeting will affect the outcome as to any such proposal.

Broker Voting

If you hold shares through a bank, broker, trustee or other nominee, follow the voting instructions you receive from such agent.  If you do not submit voting instructions to your bank, broker, trustee or other nominee, such agent can only vote your shares with respect to “discretionary” items.  Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm is the only discretionary item expected to be presented at the Annual Meeting as described in this proxy statement.  Therefore, your shares will not be voted for Proposal No. 1 or Proposal No. 2 if your broker does not receive directions from you but will be counted for purposes of determining the presence of a quorum.  If you hold your shares through a bank, broker, trustee or other nominee, it is critically important that you submit your voting instructions if you want your shares to count with respect to such proposals.

Inspectors of Election

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the ownership of our Common Stock as of April 24, 2015, by:

•	each of our directors (including the nominees for election as directors);

•	each of our named executive officers;

•	each holder of 5% or more of each class of our shares; and

•	all of our directors and executive officers as a group

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares of Common Stock the investor actually owns beneficially or of record;

•	all shares of Common Stock over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

•	all shares of Common Stock the investor has the right to acquire within 60 days (such as an option or warrant which is scheduled to vest within 60 days).

With respect to each person, beneficial ownership is therefore based on 13,185,778 shares of Common Stock outstanding as of April 24, 2015, plus the number of shares of Common Stock the investor has the right to acquire within 60 days of April 24, 2015. Shares of Common Stock that the investor has the right to acquire within 60 days of April 24, 2015, for example, pursuant to an option award, are considered outstanding and beneficially owned by the person holding the restricted stock for the purposes of computing beneficial ownership of that person and of the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. No shares of Common Stock beneficially owned by any executive officer or director have been pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Gregory L. Summe	1,227,188	(2)	9.3%
Ronald S. Saks	586,929	(3)	4.5%
Sanford S. Neuman	260,424	(4)	2.0%
Lawrence E. Dickinson	93,848	(5)	*
John M. Roeder	35,954	(6)	*
John S. Eulich	32,274	(7)	*
Judith W. Northup	27,874	(8)	*
Daniel G. Korte	31,422	(9)	*
Clifford C. Stebe, Jr.	18,574	(10)	*
Brian P. Olsen	7,638	(11)	*
Joseph DeMartino	9,196	(12)	*
Renée Skonier	8,696	(13)	*
Jay P. Inman, Jr.	5,560	(14)	*
Jennifer Alfaro	4,217	(15)	*
Gerald E. Daniels	4,399	(16)	*
Steven K. Schaffer	1,231	(17)	*

All Directors and Executive Officers as a group (16 persons)	2,355,424	(18)	17.9%

Adage Capital Partners, L.P.	1,131,649	(19)	8.9%
200 Clarendon Street, 52nd Floor
Boston, Massachusetts 02116

Royce & Associates, LLC	1,158,049	(20)	8.8%
745 5th Avenue
New York, New York 10151

Dimensional Fund Advisors LP	727,973	(21)	5.5%
Building One
6300 Bee Cave Road
Austin, Texas, 78746

* Represents less than 1% of the shares of Common Stock outstanding as of April 24, 2015.

1.	Percentages are based on 13,185,778 shares of Common Stock outstanding as of April 24, 2015.

2.	Includes 1,222,789 shares of common stock owned by Glen Capital Partners Fund I, L.P. (the “Fund”). Mr. Summe is the sole member of Glen Capital Partners, LLC and the control person of Glen Capital Partners GP I LLC, the advisor and general partner of the Fund, respectively, and therefore Mr. Summe may be deemed to beneficially own the shares owned by the Fund. Also includes 4,399 shares of restricted stock owned by Mr. Summe that are scheduled to vest in August 2015.

3.	Includes 586,929 shares of Common Stock held of record by the Ronald S. Saks Revocable Trust U/T/A dated June 21, 1991, for which Mr. Saks, as trustee, maintains sole voting and investment authority. Also includes 4,455 shares of restricted stock owned by Mr. Saks that are scheduled to vest in June 2015.

4.	The total includes 246,724 shares of Common Stock held of record in a trust for which Mr. Neuman is beneficiary and trustee, and maintains sole voting and investment authority, plus 13,700 shares of Common Stock held in various trusts for which Mr. Neuman, as trustee, maintains sole voting and investment authority. 7,318 of those shares held in trusts are shares of restricted stock vesting in June 2015.

5.	Includes 53,318 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Dickinson. Also includes 9,974 shares of restricted stock vesting on January 1, 2016 and 1,100 shares of common stock owned by Mr. Dickinson’s daughter.

6.	Includes 10,287 shares of restricted stock held by Mr. Roeder vesting in June 2015.

7.	Includes 7,318 shares of restricted stock held by Mr. Eulich vesting in June 2015.

8.	Includes 7,318 shares of restricted stock held by Ms. Northup vesting in June 2015.

9.	Includes 67 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Korte and 31,355 shares of restricted stock vesting between March 2017 and March 2020. Not included are the 47,702 shares granted to Mr. Korte on April 30, 2015.

10.	Includes 286 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Stebe and 9,202 shares of restricted stock vesting between February 2016 and February 2018. Also includes 1,500 shares of Common Stock held by Mr. Stebe’s spouse.

11.	Includes 181 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Olsen and 6,532 shares of restricted stock vesting between February 2016 and February 2018.

12.	Includes 413 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. DeMartino and 8,783 shares of restricted stock vesting between July 2017 and February 2018.

13.	Includes 458 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Ms. Skonier and 6,932 shares of restricted stock vesting between February 2016 and February 2018.

14.	Includes 321 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Inman and 5,239 shares of restricted stock vesting in January 2018.

15.	Includes 4,217 shares of restricted stock vesting in February 2018.

16.	Includes 4,399 shares of restricted stock vesting in August 2015.

17.	Includes 1,231 shares of restricted stock vesting in April 2016.

18.	Includes (a) 55,044 shares of Common Stock held of record by Charles Schwab Trust Company as trustee of the Company’s Profit Sharing Plan for the benefit of executive officers of the Company, and (b) 128,959 shares of restricted stock held by executive officers and directors of the Company.

19.	As reflected on Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2015 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchinson and Phillip Gross. ACP has the power to dispose of and the power to vote the 1,131,649 shares of Common Stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Neither ACPGP nor ACA directly own any shares of Common Stock. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the Common Stock beneficially owned by ACP. Neither Mr. Atchinson nor Mr. Gross directly owns any shares of Common Stock. By reason of the provisions of Rule 13d-3 of the Exchange Act, ACPGP, ACA, Mr. Atchinson and Mr. Gross each may be deemed to beneficially own the shares owned by ACP.

20.	As reflected on Schedule 13G filed with the SEC on January 13, 2015 by Royce & Associates, LLC (“Royce”). Royce reported sole voting power of 1,158,049 shares; no shared voting power; sole dispositive power of 1,158,049 shares; and no shared dispositive power. Various Accounts managed by Royce & Associates, LLC, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of the issuer. The interest of one account, Royce Opportunity Fund an investment company registered under the Investment Company Act of 1940 and managed by Royce & Associates, LLC, amounted to 702,037 shares or 5.53% of the total shares outstanding.

21.	As reported on Schedule 13G filed with the SEC on February 5, 2015 by Dimensional Fund Advisors LP., a Delaware limited partnership.

PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

In accordance with the Company’s Amended and Restated By-Laws (the “By-Laws”) the Board of Directors of the Company (the “Board”) has historically been divided into three classes, with one class of directors being elected for a three-year term at each annual meeting of shareholders. There are currently three directors in each of Class I, Class II and Class III.   The terms of the current Class II directors expire at the Annual Meeting, and therefore they are standing for election at the 2015 Annual Meeting.  Class III directors are scheduled to stand for election at the 2016 Annual Meeting and Class I directors are scheduled to stand for election at the 2017 Annual Meeting.

On April 30, 2015, the Board adopted an amendment to the By-Laws to declassify the Board through a phased approach, by which each class of directors, upon the expiration of their term at each annual meeting of shareholders beginning in 2015, shall stand for re-election for one year terms only. Therefore:

▪	the Class II directors will stand for election at the 2015 Annual Meeting for one-year terms;

▪	the Class II directors, together with the Class III directors, will stand for election at the 2016 Annual Meeting for one-year terms; and

▪	Class I directors, Class II directors and Class III directors will all stand for election at the 2017 Annual Meeting for one year terms.

Thereafter, the Board will be fully declassified and all directors will be subject to annual election to one-year terms.

The By-Laws currently specify that the number of directors shall be not less than three or more than nine, subject to amendment by the Board of Directors.  The number of directors authorized as of the date of this Proxy Statement is nine.  Currently, there are no established term limits for service as a director of the Company, however the Company’s Corporate Governance Principles, as amended by authority of the Board of Directors, now provide that directors will not be eligible to stand for election or re-election to the Board after reaching the age of 75.  However, this age limit may be waived upon a recommendation of the CG&N Committee and a majority vote of the then existing directors.

Pursuant to its charter, the CG&N Committee recommends to the Board of Directors persons to fill vacancies on the Board of Directors.  Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The Board of Directors, following recommendation by the CG&N Committee, has designated Messrs. Korte, Roeder, and Summe as the slate of nominees to be submitted for re-election as Class II Directors of the Company at the Annual Meeting.  If elected, such nominees will serve until the expiration of their terms at the 2016 Annual Meeting of Shareholders and their successors are elected and qualified.  The nominees have consented to being named in this Proxy Statement and to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Director Qualifications

Pursuant to its charter, the CG&N Committee considers the knowledge, experience, integrity and judgment of possible candidates for nomination as a director; their potential contribution to the Board’s diversity of backgrounds, experience and competencies; and their ability to devote sufficient time and effort to their duties as directors.  The Company does not have a formal diversity policy, but the CG&N Committee considers diversity in the process of considering candidates for nomination as a director and monitors the consideration of diversity through the annual self-evaluation process.

The CG&N Committee reviews, at least annually, the size, structure, independence and membership of the Board of Directors and its committees to assure that the proper skills, independence and experience are represented on the Board and its committees.  In conducting its review, the CG&N Committee considers the contributions of existing directors and the overall needs of the Company and regularly determines whether, in the aggregate, the directors satisfy the Company’s Corporate Governance Principles, a set of guidelines adopted by the Board of Directors regarding, among other things, director qualifications and responsibilities.  These principles establish certain characteristics, experience and skill requirements for potential candidates for the Board of Directors, including, but not limited to, a candidate’s personal and business ethics, financial literacy, business experience, demonstrated record of achievement and other directorships.  The Company’s Corporate Governance Principles are available on its website at http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.  Information contained on or accessible through our corporate website shall not be deemed to constitute part of this proxy statement.

Potential new candidates are evaluated by the CG&N Committee through personal interviews and a thorough review of such criteria.  In general, it is expected that each director of the Company will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment.  In addition, it is expected that the Board of Directors as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate.

Among other criteria, the experience set deemed necessary for the Board of Directors as a whole includes financial and managerial expertise, experience with manufacturing operations, an understanding of the aerospace and defense industries, knowledge of strategic planning, familiarity with legal, corporate, governmental and regulatory issues, experience as a director of other public companies, independence and diversity, whether in experience and background or based on race, gender or national origin.  All directors are members of the National Association of Corporate Directors, the recognized authority focused on advancing exemplary board leadership and establishing leading boardroom practices.

Board of Directors Nominees

The following table sets forth for each director, such director’s age, principal occupation for at least the last five years, present position with the Company, qualifications to serve on the Board of Directors, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

Class II:  To be elected to serve as Director until 2016

Name	Age	Principal Occupation	Service as Director Since

Daniel G. Korte	54
Mr. Korte began serving as Chief Executive Officer and President of LMI Aerospace on March 18, 2014, and was appointed to the Board of Directors in August 2014. Prior to joining the Company, Mr. Korte served as President of Defense Aerospace at Rolls-Royce and, prior thereto, as Vice President and General Manager for Global Strike Systems, a division of the Boeing Military Aircraft business. Mr. Korte began his career at McDonnell Douglas Corporation (now merged into Boeing) in 1985 as an electronics engineer and then held a series of increasingly senior positions, including V-22 Program Manager and Vice President-Supplier Management & Procurement.
			2014

John M. Roeder	72
Mr. Roeder has acted as a financial consultant since 1999. Mr. Roeder was formerly the Director in Residence at The Institute for Excellence in Corporate Governance of The University of Texas at Dallas - School of Management and a member of the board of directors and the audit committee of Fiduciary/Claymore MLP Opportunity Fund (a Guggenheim fund), which is traded on the New York Stock Exchange under the symbol FMO. From 2005 through 2008, Mr. Roeder was a member of the board of directors and the audit committee for Fiduciary/Claymore Dynamic Equity Fund, which was traded on the New York Stock Exchange under the symbol HCE. His extensive experience in, among other things, corporate finance, accounting, working with public companies and strategic planning is particularly relevant to his service as Chairperson of the Audit Committee.
		2003

Gregory L. Summe	58
Mr. Summe was appointed as a director of the Company in July 2014. Mr. Summe is the Founder and Managing Partner of Glen Capital Partners LLC., an investment manager specializing in companies undergoing significant operational, strategic or capital structure change. From 2009 to 2014, Mr. Summe was the Managing Director and Vice Chairman of Global Buyout at the Carlyle Group. Prior to Carlyle, Mr. Summe was the Chairman and CEO of PerkinElmer, Inc., a company he led from 1998 to 2009. He also served as a Senior Advisor to Goldman Sachs Capital Partners from 2008 to 2009. Mr. Summe serves as the Chairman of the Board of Freescale Semiconductor, Inc. and as a director of the State Street Corporation (NYSE: STT). His significant experience in the investment community as well as with other public companies provides valuable insight as a member of both the Corporate Governance and Nominating Committee and the Compensation Committee.
		2014

Class I:  To continue to serve as Director until 2017

Name	Age	Principal Occupation	Service as Director Since

Sanford S. Neuman	79
Mr. Neuman has served as a Director and Assistant Secretary of the Company since 1984. Prior to joining the law firm Polsinelli PC as a Senior Partner in 2012, Mr. Neuman was Chairman of the law firm Gallop, Johnson & Neuman, L.C. and was the Managing Member of Gallop, Johnson & Neuman, L.C. from May 2000 until he was elected Chairman on March 31, 2005. Mr. Neuman’s legal background, together with his leadership role in the management of a major St. Louis law firm and his long association with the Company, give him valuable insight into the Board’s supervisory responsibilities of management and corporate governance matters, including legal and regulatory compliance. Such background and experience are particularly relevant to Mr. Neuman’s service on the Corporate Governance and Nominating Committee.
			1984

John S. Eulich	64
Mr. Eulich was elected as a Director of the Company on August 22, 2005. Since March 11, 2010, Mr. Eulich has also served on the Board of Directors of Enterprise Financial Services Corp., which is traded on the NASDAQ under the symbol EFSC. He served as President of Mark Andy, Inc., a subsidiary of Dover Corporation, from 1989 to 2003 and as the President of INDEECO (Industrial Engineering and Equipment Company, Inc.), a privately held manufacturer of electric heaters and controls, since November 2, 2005, and has served as the Chairman and Chief Executive Officer of ASPEQ Holdings, Inc., the parent company of INDEECO, since July 1, 2008. Mr. Eulich’s extensive executive experience, especially in manufacturing, finance, marketing and human resources, is particularly relevant to his service as the Chairperson of the Corporate Governance and Nominating Committee and as a member of the Audit and Compensation Committees.
			2005

Judith W. Northup	64
Ms. Northup was appointed to serve as a director of the Company on May 2, 2006. Ms. Northup served as an executive officer of Vought Aircraft Industries, Inc. (now owned by Triumph Group, Inc.), a large aircraft manufacturer and assembler, from 1997 until her retirement on March 1, 2006. Ms. Northup was also a member of the board of directors and the compensation and nominating committee of Exostar, a provider of secure collaboration and integrated supply-chain solutions to the aerospace and defense industries, retiring in June 2014. Her extensive executive experience in the aerospace and defense industries, including operational experience, particularly in manufacturing, supply-chain management and human resources, provides valuable and relevant insight into the Company’s business operations and long-term strategic goals and business plans and is particularly relevant to her service as the Chairperson of the Compensation Committee.
2006

Class III:  To continue to serve as Director until 2016

Name	Age	Principal Occupation	Service as Director Since

Gerald E. Daniels	69
Mr. Daniels was appointed as a director of the Company in July 2014, and as Chairman of the Board on April 30, 2015. Mr. Daniels is a retired aerospace/defense industry executive. He has served as chief executive of the Boeing Military Aircraft and Missile Systems Company and as chief executive and vice chairman of Engineered Support Systems, Inc. Mr. Daniels served as the CEO and vice chairman of Engineered Support (NASDAQ: EASI) from 2003 to 2004, and from 2000 to 2003 served as President and CEO of Boeing Military Aircraft and Missile Systems. Mr. Daniels also previously served as vice president and general manager of U.S. Navy and Marine Corps Programs for Boeing, responsible for the F/A-18, AV-8, T-45 and V-22 aircraft programs and held executive positions at McDonnell Douglas. Mr. Daniels holds a Bachelor of Science degree from the U.S. Naval Academy and a master's degree in international relations from the University of Southern California. Mr. Daniels’ experience as an aerospace industry executive as well as current and prior service on the boards of St. Louis University and McCarthy Construction, respectively, makes him well suited as a member of the Audit Committee.
			2014

Ronald S. Saks	71	Mr. Saks has been a director since 1984, serving as the non-executive Chairman of the Board from March 18, 2014 until April 30, 2015. Mr. Saks served as our Chief Executive Officer from 1984 to 2014 and as our President from 1984 to 2009. His financial and managerial background, together with his leadership role with the Company since 1984, provides Mr. Saks with valuable insights into the Company’s operations, challenges and opportunities, which are useful as a member of the Corporate Governance and Nominating Committee.	1984

Steven K. Schaffer	64
Mr. Schaffer is a retired executive of The Boeing Company and brings over 36 years of experience in the aerospace industry to the Board.  Prior to his retirement from Boeing in April 2010, Mr. Schaffer was vice president and general manager, Supplier Management, responsible for all outside production for Boeing Commercial Airplanes.  With his significant experience in production as well as supply chain management at one of the Company’s largest customers, Mr. Schaffer provides relevant insight as the Company further refines its business strategy and growth plans in the coming years.  Mr. Schaffer has also served on the boards of various nonprofit and civic organizations.  Mr. Schaffer holds a Bachelor of Sciences in Business from the University of Kansas and completed the Advanced Management Program at the University of Hawaii.  Mr. Schaffer’s extensive industry knowledge and business experience serves the Company as a member of both the Compensation and Audit Committees.
2015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE CLASS II DIRECTORS

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Board of Directors is committed to effective and independent oversight of management and effective corporate governance.  The Board leadership structure promotes effective governance through an independent Chairman of the Board as well as through committee composition and structure.

The Board believes that strong, independent leadership and oversight of management are the best means of achieving an effective Board of Directors.  Accordingly, our leadership structure separates the roles of the Chief Executive Officer and the Chairman of the Board.  The primary role of our Chairman of the Board is to preside at all meetings of the Board, and to approve the agenda for all Board meetings, including sessions of the independent directors as well as certain discussions of the Board of Directors.  The Chairman has the authority to call executive sessions of the independent directors and serves as liaison between the Board as a whole, its independent directors and the Chief Executive Officer.

Board Oversight of Risk

The goal of the Company’s risk management function is to identify, analyze and manage material risk inherent in the implementation of the Company’s business plan and strategy.  Management is responsible for the identification and management of risks while it is the directors’ responsibility to oversee management’s risk management activities and hold management accountable.

The Board oversees an overall enterprise approach to risk management that supports the operational and strategic objectives of the Company.  The Board delegates oversight of certain considerations of risk to its committees within each of their respective areas of responsibility.  Financial risk oversight falls within the purview of the Audit Committee; compensation and benefit risks are under the oversight of the Compensation Committee of the Board of Directors (the “Compensation Committee”); and governance matters, including the implementation of and compliance with the Company’s Code of Business Conduct and Ethics and the review and approval of related person transactions, are under the oversight of the CG&N Committee.

Management is responsible for day-to-day risk management.  Management provides information to the Board in its presentations and other communications at least quarterly, at regularly scheduled Board meetings, or more frequently, if circumstances warrant.  The Company’s risk management policy requires a discussion of risks identified by management as being relevant to any report being given to, or any matter being considered by, the Board for action.

Determination of Director Independence

Rules of the NASDAQ Stock Market LLC require that a majority of the Board of Directors be “independent,” as defined in the NASDAQ Listing Rule 5605(a)(2).  Under the NASDAQ rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board of Directors has reviewed the independence of its directors under the NASDAQ rules.  During this review, the Board of Directors considered transactions and relationships between each director, or any member of his or her family, and the Company.  Consistent with the review and recommendation of the CG&N Committee, the Board of Directors has determined that Messrs. Daniels, Eulich, Roeder, Summe, Schaffer, and Neuman and Ms. Northup are independent under the NASDAQ Listing Rule 5605(a)(2).

Board of Directors and Committee Meetings; Annual Meetings; Corporate Governance

The Board of Directors meets throughout the year on a set schedule and holds special meetings and acts by written consent from time to time as appropriate.  Regularly scheduled meetings include sessions for the independent directors to meet without management present.  During the 2014 fiscal year, a total of nine meetings of the Board of Directors were held.  Each person who served as a director at the time of each meeting of the Board of Directors attended in person or by phone 75% or more of the total number of meetings of the Board of Directors held during the 2014 fiscal year.

Although the Company has no formal policy with regard to directors’ attendance at annual meetings of its shareholders, it is expected that all directors will attend.  All of the persons then serving as Company’s directors attended the 2014 annual shareholders’ meeting, either in person or by telephone.

The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the CG&N Committee.  The Board of Directors has adopted a written charter for each committee.  A current copy of each such charter is available on the Company’s website, http://www.lmiaerospace.com and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.  Information contained on or accessible through our corporate website shall not be deemed to constitute part of this proxy statement.

Audit Committee

The Audit Committee is currently composed of Messrs. Roeder (Chair), Eulich, Daniels and Schaffer, each of whom is “independent” in accordance with the NASDAQ standards, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act.  In addition, the Board of Directors has determined that each of Mr. Roeder and Mr. Daniels qualifies as an “audit committee financial expert” as that term is defined in the rules promulgated by the SEC under the Exchange Act.  The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company, including selecting and appointing the Company’s independent registered public accounting firm and reviewing the scope and results of the audits conducted by such firm, and performs other functions or duties provided in the Audit Committee Charter.  During the 2014 fiscal year, the Audit Committee held four meetings.  The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to designated Company employees, who then report such information to the Audit Committee, of concerns regarding, among other things, questionable accounting or auditing matters. See “Code of Business Conduct and Ethics” below.

Compensation Committee

The Compensation Committee is currently composed of Ms. Northup (Chair) and Messrs. Summe, Eulich and Schaffer.  The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with the NASDAQ independence standards, is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act and is an outside director within the meaning of Section 162(m) of the Internal Revenue Code.  The Compensation Committee reviews the Company’s remuneration policies and practices, including executive compensation, and administers the Company’s share-based compensation plans.  During the 2014 fiscal year, the Compensation Committee held four meetings.

Corporate Governance & Nominating (CG&N) Committee

The CG&N Committee is currently composed of Mr. Eulich (Chair) and Messrs. Neuman, Saks, and Summe. Each of Messrs. Eulich, Neuman, and Summe is independent in accordance with the NASDAQ’s standards.  Mr. Saks is not independent as that term is defined in the NASDAQ standards, however, pursuant to Rule 5605(e)(3) the Company believes Mr. Saks, as the former Chief Executive Officer of the Company and his long tenure as a corporate officer, has a deep understanding of the Company’s operations and business strategy and that he is a valuable member of the CG&N Committee.  The primary responsibilities of the CG&N Committee in fulfilling its oversight of the Company’s governance and nominating principles and procedures include:

•	the periodic review of the Company’s Corporate Governance Principles, which are discussed above under the subsection “Director Qualifications,” and the making of any recommendations to the Board of Directors for changes thereto;

•	the monitoring for compliance with the Company’s Corporate Governance Principles;

•	the review, at least annually, of the size, structure, independence and membership of the Board of Directors and its committees to assure that the proper skills, independence and experience are represented on the Board of Directors and its committees;

•	the evaluation of proposed nominees for election to the Board of Directors, including nominees recommended by shareholders; and

•	the oversight of and advice to management with respect to the implementation of conflicts of interest and ethics policies.

In considering candidates for Board of Directors membership, the CG&N Committee evaluates recommendations from members of the Board of Directors, management and shareholders in accordance with the procedures described above in “Information About the Nominees and Current Directors – Director Qualifications.”  The CG&N Committee will give appropriate consideration to written recommendations from shareholders regarding the nomination of qualified persons to serve as directors of the Company, provided that such recommendations contain sufficient information regarding proposed nominees so as to permit the CG&N Committee to properly evaluate each nominee’s qualifications to serve as a director under substantially the same procedures as are applied to other candidates.  Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement.

During the 2014 fiscal year, the CG&N Committee held four meetings.

Code of Business Conduct and Ethics

All directors, officers and employees of the Company, including its Chief Executive Officer and its Chief Financial Officer, are required to comply with the Company’s Code of Business Conduct and Ethics to ensure that the Company’s business is conducted in a legal and ethical manner.  The Code of Business Conduct and Ethics covers all areas of business conduct, including employment policies and practices, conflicts of interest and the protection of confidential information, and requires strict adherence to all laws and regulations applicable to the conduct of our business.  Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics.  The CG&N Committee oversees and advises management with respect to management’s implementation of the Code of Business Conduct and Ethics and makes recommendations to the Board of Directors for any changes, amendments and modifications.  The Company, through the Audit Committee, has procedures in place to receive, retain, investigate and otherwise address complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters.  The Company’s Code of Business Conduct and Ethics can be found on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.  Information contained on or accessible through the Company’s corporate website shall not be deemed to constitute part of this proxy statement.

Director Compensation

The following table presents the compensation of our non-employee directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards Granted ($)	Total ($)
Ronald S. Saks (1)	45,000	60,009	105,009
Joseph Burstein	40,000	60,009	100,009
Sanford S. Neuman	40,000	60,009	100,009
Judith W. Northup	40,000	60,009	100,009
John M. Roeder	—	100,001	100,001
John S. Eulich	40,000	60,009	100,009
Gregory L. Summe (2)	20,000	60,002	80,002
Gerald E. Daniels (2)	20,000	60,002	80,002

(1)	The fees earned by Mr. Saks in his capacity as a director are also included in the Summary Compensation Table. Mr. Saks became an outside director and eligible for director compensation in April 2014. In lieu of the $15,000 in stock Mr. Saks would have been entitled to for service provided as an outside director for one quarter of the 2013-14 board year, the Board elected to compensate Mr. Saks entirely in cash.

(2)	Each of Messrs. Summe and Daniels were appointed to the Board of Directors in July 2014, and therefore did not receive the full amount of cash fees awarded to other persons who served on the Board through the year.

Narrative for Director Compensation Table

Each of our non-employee directors is paid an annual retainer in the amount of $100,000, consisting of cash and restricted stock or entirely restricted stock. The cash portion, if any, is paid in arrears in equal quarterly installments at the end of each calendar quarter.  The restricted stock portion is awarded annually on or about the date of the Company’s Annual Meeting of Shareholders which is typically held in June of each year.  In 2014, the annual rate for the cash portion of the fee was $40,000, the annual value of the restricted stock portion was equal to approximately $60,000 on the date of award, and the shares of restricted stock vested (and their restrictions lapsed) on the first anniversary of the grant date.  Directors were allowed to elect to have up to 100% (but no less than 60%) of their retainer paid in restricted stock.  During the restriction period, directors have the right to vote restricted shares, but directors may not sell, assign, pledge, otherwise transfer, or encumber restricted shares until the restrictions are removed. If a director has a separation of service from the Board of Directors before the restricted shares are vested, any unvested shares may be subject to forfeiture.

Our directors do not receive additional per meeting fees, nor do they receive additional compensation for service on committees.

Equity or Other Security Ownership Requirements or Guidelines

The Company has not formally adopted guidelines regarding ownership of Company securities, however, directors are generally expected to own at least 5,000 shares of our common stock, which ownership may be phased in over a five-year period commencing on the date upon which the director in question is first elected or appointed to the Board of Directors. All directors currently meet this guideline or are expected to meet this guideline through the issuance of restricted stock as part of their annual directors fees.  The guideline is not applicable to executive officers.

Compensation Committee Interlocks and Insider Participation

During the 2014 fiscal year, no member of the Compensation Committee was, or had been, an officer or employee of the Company or had any relationship requiring disclosure under the rules or regulations of the SEC.  During 2014, no executive officer of the Company served as a member of the Compensation Committee or as a director of another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company.

In fulfilling its oversight responsibilities with respect to the December 31, 2014 financial statements, the Audit Committee, among other things, has:

•	reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2014, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•	discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•	discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures in the letter from the Company’s independent registered public accounting firm as required by the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•	discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

John M. Roeder, Chair of the Audit Committee
John S. Eulich, Member
Gerald E. Daniels, Member Steven K. Schaffer, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The CG&N Committee is responsible for review, approval, ratification or other appropriate action regarding all transactions involving the Company in which a related person has a direct or indirect material interest and the amount involved exceeds $120,000.  We have developed and implemented policies and procedures to obtain information from our directors and executive officers about related person transactions to assure that all such transactions are brought to the attention of, and appropriately reviewed by, the CG&N Committee.  As required by SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in our proxy statement.

All directors and executive officers annually complete, sign and submit a directors’ and officers’ questionnaire designed to, among other things, identify related person transactions on both an actual and potential conflicts of interest basis.  Our directors and officers are also required to update their information if there are any changes during the year.  Under the Company’s Code of Business Conduct and Ethics, our directors and officers are required to immediately disclose all relevant facts and circumstances of any such potential conflict of interest to our Compliance Officer for his or her initial review.  If the Compliance Officer determines that there appears to be an actual or potential conflict, he or she will refer the matter to the CG&N Committee to determine whether the related person has a material interest in the transaction requiring its approval, ratification, rescission or other action determined to be appropriate by the CG&N Committee.

Effective March 18, 2014, Ronald S. Saks, the Company’s former CEO and a member of the Board, began providing consulting services to the Company pursuant to an agreement.  Under this agreement, Mr. Saks was issued the equivalent of $167,446 in Company Common Stock in 2014.  In 2015, Mr. Saks received an additional stock award pursuant to this agreement to approximate $83,733 for services performed in 2014.  This agreement terminated on December 31, 2014.

Sanford S. Neuman, a director of the Company, is a Senior Partner at the law firm Polsinelli PC, which provided legal services to the Company in 2014 and is expected to provide legal services to the Company in the future.  In 2014, the aggregate fees paid to the Polsinelli PC exceeded $120,000, however, none of the legal services provided to the Company were directly provided by Mr. Neuman.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, the Company’s directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Commission.  Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2014 fiscal year, except for the following: (i) one Form 4 reporting three sales of common stock effected by Mr. Saks, and (ii) each of Mr. Daniels and Mr. Summe reported a single stock grant with respect to their ordinary course directors fees on a Form 5 filed after the end of the 2014 fiscal year.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Compensation Objectives and Philosophy

We believe that our compensation structure rewards our executive team at a level that promotes the Company’s short-term financial and operational performance as well as its long-term strategic business plan.  It is based on a pay for performance philosophy that recognizes the individual contributions of our executives to the Company’s financial and operational performance and aligns their interests with the interests of our shareholders.

We believe that establishing and fairly implementing a comprehensive executive compensation program is critical to attracting and retaining talented and dedicated management.  Accordingly, our overall compensation philosophy also includes providing compensation and benefits that enable us to attract, retain and motivate highly skilled people who work together as a team to achieve our financial and strategic business objectives.

In furtherance of our compensation philosophy, our executive compensation program is designed to:

•	provide fair and reasonable compensation that meets the competitive environment for executive talent;
•	help motivate the members of our executive team to achieve excellent performance on both a short-term and a long-term basis; and
•	align the interests of our executive team members with those of our shareholders in order to promote the long-term success of the Company.

Executive Summary of Compensation Structure and 2014 Compensation

The named executive officers of the Company for 2014 were:

Ronald S. Saks	Former Chief Executive Officer (1)

Daniel G. Korte	Chief Executive Officer and President

Lawrence E. Dickinson	President, Valent Operations (2)

Clifford C. Stebe, Jr.	Chief Financial Officer and Vice President

Robert T. Grah	Chief Operating Officer, Aerostructures (3)

Richard L. Johnson	President of D3 Technologies, Inc. (4)

Cynthia G. Maness	Vice President of Human Resources and Organizational Development (5)

Michael J. Biffignani	Chief Information Officer (6)

(1) Mr. Saks retired as Chief Executive Officer effective March 18, 2014.
(2) Effective January 2015, Mr. Dickinson was appointed President, Strategy and Corporate Development.
(3) Mr. Grah retired effective January 1, 2015.
(4) Mr. Johnson retired as President of D3 Technologies, Inc. on September 30, 2014.
(5) Ms. Maness separated from the Company on October 27, 2014.
(6) Effective January 2015, Mr. Biffignani’s title was changed to Executive Director, Information Technology.

With respect to each of Mr. Grah, Mr. Johnson, and Ms. Maness, the Company has appointed successors to assume their vacated roles.  Certain of those successors are expected to be deemed named executive officers for the 2015 fiscal year, however, none qualified as a named executive officer under Item 4.02 of Regulation S-K for the 2014 fiscal year.

To meet our executive compensation objectives, we have created a balance of cash and stock-based remuneration through (a) a fair and competitive base salary, (b) annual cash incentive bonuses payable in connection with achieving short-term annual performance goals, and (c) awards of restricted stock, which are subject to longer-term time-based vesting provisions to reward the long-term performance and loyalty of our executives.

In addition, we entered into multi-year employment agreements with each of the persons who served as named executive officers during the 2014 fiscal year.  As further described herein, in 2014, our continuing named executive officers received incremental increases to their base salaries and restricted stock grants and were entitled to bonuses based on defined Company performance metrics.

Compensation and Risk

We believe that our compensation program discourages our employees from taking risks to achieve short-term benefits at the expense of long-term performance goals because our compensation program:

•	Provides a mix of guaranteed compensation and incentive-based compensation;
•	Strikes a balance between the use of short-term incentives and longer-term incentives;
•	Uses incentives that are consistent with our strategic initiatives;
•	Bases bonus payments on the performance of the Company as a whole as well as individual business segments when appropriate;
•	Uses vesting of restricted stock awards that requires long-term commitment on the part of our employees;
•	Was developed and approved by, and is monitored by, our Compensation Committee; and
•	Includes a compensation recovery (clawback) policy.

Compensation Committee Process

The Compensation Committee generally administers our compensation programs, including our equity incentive program, and reviews and approves our executive officers’ compensation.  It has the authority to retain and oversee outside counsel and such other experts or consultants as it deems necessary to discharge its duties.  Our Board of Directors appoints the members of the Compensation Committee, which currently consists of Ms. Northup (Chair) and Messrs. Eulich, Schaffer and Summe, all of whom are independent directors.  The duties, responsibilities and authority of the Compensation Committee are prescribed in the Compensation Committee Charter.  The Compensation Committee Charter is reviewed periodically and revised by the Board of Directors as appropriate.  Our Compensation Committee Charter can be found on our website at http://www.lmiaerospace.com.  Information contained on or accessible through the Company’s corporate website shall not be deemed to constitute part of this Annual Report.

While all decisions regarding executive compensation are ultimately made by our Compensation Committee, in practice, the Compensation Committee generally relies heavily on the recommendations of the Chief Executive Officer with respect to all of our executive officers, other than the Chief Executive Officer himself.  In particular, the Compensation Committee relies on the Chief Executive Officer’s assessment of each executive officer’s individual performance measured by the officer’s contributions to the achievement of our strategic and financial objectives as well as the executive’s level of responsibility and level of specialized experience and knowledge.

Determinations by our Compensation Committee are not made in accordance with strict formulas that measure weighted qualitative and quantitative factors.  Rather, such determinations are more subjective in nature and take into account not only the recommendations of our Chief Executive Officer based on the criteria described above but also such other factors deemed relevant by the Compensation Committee to blend competitive ranges with our own internal policies and practices, including internal equity, responsibilities relative to other executives, additional duties undertaken and potential for advancement. The use by our Compensation Committee of other outside resources and references, such as industry benchmarks, has historically been somewhat limited. However, in December 2013, the Compensation Committee engaged the independent compensation consultant Pay Governance to review the Company’s current executive incentive plans and pay practices, compare them to typical market practices and provide the advantages and disadvantages of various employment contract provisions and compensation structures for the Company’s consideration when it was seeking to hire a new Chief Executive Officer. Pay Governance provided comparison data from 25 manufacturing companies of similar size and five direct competitors of the Company as identified by Institutional Shareholder Services, Inc.

Say on Pay; Say on Frequency

The Company believes it is appropriate to take into account the views of shareholders on the design and effectiveness of the Company’s executive compensation program.  The Compensation Committee values the opinions expressed by shareholders in their non-binding advisory votes on the Company’s executive compensation (“Say on Pay”) and will continue to consider the outcome of the votes when making future executive compensation decisions.  In 2013, the shareholders approved the Company’s executive compensation by a vote of more than 95%.  Consequently, the Company’s 2014 compensation policies and decisions are generally consistent with the policies and decision-making criteria used in each of the prior two years, and are reflected in the employment agreements entered into in January 2014, with the persons then serving as the Company’s executive officers.

As disclosed in the Company’s 2011 proxy statement, the Board of Directors recommended holding a Say on Pay vote every three years to coincide with the three-year term of the Company’s employment agreements with most of its named executive officers.  The first vote occurred in 2011.  In order to receive the Say on Pay votes prior to the execution of the next employment agreements, which were to be entered into at the beginning of 2014, the Company held its subsequent advisory vote on executive compensation in 2013 as a one-time exception to the triennial advisory vote on executive compensation.  The Company believes that holding the vote in the year prior to entering into new employment agreements should give the Compensation Committee sufficient time to carefully consider how to reflect the shareholders’ evaluation of executive compensation when determining the compensation packages to be included in the employment agreements.

The Company’s next non-binding advisory vote on the frequency of Say on Pay votes (“Say on Frequency”) is required to be held no later than the Company’s 2017 Annual Meeting of Shareholders, although the Company’s next Say on Pay vote will be held no later than the Company’s 2016 Annual Meeting of Shareholders.

Employment Agreements

The Company enters into employment agreements with its executive officers and other key personnel in an effort to help retain such personnel.  With the exception of Mr. Saks, each person who was a named executive officer of the Company during our 2014 fiscal year was a party to an employment agreement with the Company during his or her tenure with the Company.

Executive Officer Employment Agreements

Except for Mr. Korte and Mr. Saks (the compensation arrangements for whom is each further described below), in February 2014, each person who was a named executive officer in 2014 entered into a new three-year employment agreement with the Company.  The terms of the agreements provided for a three-year term, commencing on January 1, 2014 and expiring on December 31, 2016, except for the agreement with Mr. Johnson, which had a two-year term.  Each employment agreement contained substantially similar terms, except for the respective salary of each officer, and provided for 3% annual increases of salary and an annual performance bonus in accordance with defined Company performance metrics.  In February 2015, the employment agreement between the Company and Mr. Dickinson was amended to, among other things, revise the expiration date to January 1, 2016, and provide that his annual performance bonus for 2015 will be based upon performance goals to be determined by the Company in consultation with Mr. Dickinson.

Each employment agreement includes a claw back provision consistent with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Company’s Policy for Recoupment of Incentive Compensation.  Further, each employment agreement may be terminated by the executive upon such executive giving of no less than 30 days prior written notice to the Company, his or her death or permanent disability or by the Company for cause. If such termination is due to the executive’s unsatisfactory performance or the cessation of the business of the Company, the executive will be entitled to severance in an amount equal to six (6) months of base salary if the executive has less than five (5) years of service with the Company, or an amount equal to twelve (12) months of base salary if the executive has five (5) or more years of service with the Company, except for the  agreement entered into with each of Messrs. Johnson and Stebe which specify twelve (12) months of base salary, regardless of length of service. Pursuant to the terms of each employment agreement, each executive is entitled to severance if his or her employment is terminated in conjunction with a change in the control of the Company (as defined in each employment agreement). If the change in control results in the involuntary termination of the executive or the executive terminating employment for good reason within nine (9) months following the change in control, the executive will be entitled to severance in an amount equal to two and one-half (2 ½) times the executive’s base salary plus any reasonably anticipated performance bonus prorated for that fiscal year. If the executive voluntarily terminates employment without good reason within ninety (90) days following a change in control, the executive will be entitled to severance in an amount equal to six (6) months of base salary if the executive has less than five (5) years of service with the Company, or an amount equal to twelve (12) months of base salary if the executive has five (5) or more years of service with the Company, except for the agreement entered into with each of Messrs. Johnson and Stebe which specify twelve (12) months of base salary, regardless of length of service. Any severance will be paid in equal monthly installments commencing immediately after the termination.

Daniel Korte Employment Agreement

In conjunction with his appointment as the Chief Executive Officer and President of the Company, on February 21, 2014, the Company entered into an employment agreement with Mr. Korte.  The agreement provides for a base salary of five hundred thousand dollars ($500,000) per year, to be reviewed annually by the Compensation Committee. Mr. Korte is eligible for an annual performance bonus of at least 42.5%, a target of 85% and a maximum 110% of his base salary, payable in cash or cash and shares of the Company’s stock, provided certain performance targets set by the Board of Directors in consultation with Mr. Korte are reached. For fiscal years 2015 and 2016, the Compensation Committee has determined that Mr. Korte will be eligible for grants of restricted stock in an amount having a targeted value of 100% of his base salary, and a maximum value of 110% of his base salary.  As further outlined below, on April 30, 2015 the Company made a restricted stock award to Mr. Korte, with such shares subject to either time-based vesting or performance conditions.

The agreement includes a claw back provision consistent with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Company’s Policy for Recoupment of Incentive Compensation. The agreement may be terminated upon Mr. Korte giving no less than 30 days prior written notice to the Company, his death or permanent disability, by the Company for cause or by Mr. Korte for good reason. If such termination is due to the executive’s unsatisfactory performance or the cessation of the business of the Company, or is without cause or for good reason, Mr. Korte will be entitled to severance in an amount equal to twelve (12) months of his base salary. If a change in control of the Company results in the involuntary termination of Mr. Korte or Mr. Korte terminating his employment for good reason within nine (9) months following the change in control, Mr. Korte will be entitled to severance in an amount equal to two and one-half (2 ½) times his base salary plus any reasonably anticipated performance bonus prorated for that fiscal year. If Mr. Korte voluntarily terminates employment without good reason within ninety (90) days following a change in control, Mr. Korte will be entitled to severance in an amount equal to twelve (12) months of his base salary. Any severance will be paid in equal monthly installments commencing within forty-five (45) days after the termination and will be subject to Mr. Korte executing a release agreement.

Saks Consulting Agreement

On March 18, 2014, in conjunction with his retirement as the Company’s Chief Executive Officer, the Company entered into a consulting agreement with Mr. Saks pursuant to which Mr. Saks provided general consulting services as and when requested by the Company regarding the strategy, operations, financial performance, customers, suppliers, contractual commitments, employees, historical data, metrics and similar information pertaining to the Company and its subsidiaries. Pursuant to the terms of the Consulting Agreement, the Company agreed to pay Mr. Saks a consultant fee of two hundred fifty-one thousand one hundred sixty-six dollars ($251,166), payable in shares of the Company’s common stock. The shares of common stock were granted in three equal installments in an amount equal to that number of shares of the Company’s common stock having an aggregate fair value of eighty-three thousand seven hundred twenty-three dollars ($83,723) on each grant date.  Pursuant to the terms of the Consulting Agreement, the Company agreed to reimburse Mr. Saks for all reasonable travel-related expenses, including air fare and accommodations. The Consulting Agreement became effective March 19, 2014 and terminated on December 31, 2014.  After his retirement, Mr. Saks also began to receive the standard fees paid to outside directors.

Elements of our Executive Compensation Program

Our executive compensation program consists of three main elements: base salary, annual incentive cash bonus and long-term incentive equity-based compensation.  Consistent with our executive compensation objectives and philosophy, we have structured each element of our compensation package as set forth below.  Each element of compensation is designed to achieve a specific purpose and to contribute to a total package that is competitive, appropriately performance-based and valued by our executives.  There is no set policy or target for allocating among these three components other than to ensure a significant portion of the package is at-risk or performance based.

Base Salary

Base salaries for our named executive officers are designed to provide competitive compensation to each executive based on position, scope of responsibility, business and leadership experience and performance.  We seek to keep a relative balance among the members of our executive management team, excluding the Chief Executive Officer, with the difference in base salaries being within a relatively narrow range.

Historically, the Company has provided for 3.0% annual increases to the base salaries of its executive officers, unless additional compensation is warranted due to increases in responsibilities, extraordinary performance or a reduction in other compensation paid to the named executive officer.  The 3.0% annual increase to the base salaries provided for in the employment agreements of our named executive officers (excluding our Chief Executive Officer) is in line with average increases to other salaried employees.   From time-to-time the Company annually increases the base salaries of its named executive officers in an amount greater than 3.00%.  For example, the base salaries for each of Mr. Dickinson and Mr. Stebe were increased 11.74% and 22.34%, respectively, from 2013 to 2014 to reflect their appointments to President, Valent Operations and Chief Financial Officer, respectively.   Additionally, upon the hiring of Mr. Korte in 2014, the base salary for the position of Chief Executive Officer and President was increased 25%.  The increase for that position was based in part upon input from Pay Governance, the Company’s independent compensation consultant, who reviewed the compensation package of our Chief Executive Officer relative to other similarly sized companies in the industry.

Because of changes in our management team, and because of appointments of persons to new positions, the year-over-year changes in the 2014 base salaries of many of our named executive officers and the percentage increases or decreases when compared to their base salaries as of December 31, 2013, is generally not indicative of our compensation philosophy.  Many of the persons who served as named executive officers during 2014 did not serve as officers for the full fiscal year or were appointed to new positions. As a result, the year-over-year increases and decreased in the gross salary paid to our named executive officers, when compared to their base salaries as of December 31, 2013, is generally not consistent with our historical practices.  However, except for the changes to the compensation package of our Chief Executive Officer appointed in 2014, the compensation packages of our executive officers and the components of their compensation packages while serving as executive officers were generally in-line with our historical practices.

The chart below sets forth the 2015 base salaries for our named executive officers (except Messrs. Saks and Johnson and Ms. Maness, who left the Company in 2014, and Mr. Grah who retired in 2015) and the percentage increase as compared to their base salaries as of December 31, 2014:

Named Executive Officer	2014 Salary	2015 Salary	Increase/ (Decrease)

Daniel G. Korte (1)	405,449	500,000	23.3%
Lawrence E. Dickinson	328,000	337,840	3.0%
Clifford C. Stebe, Jr.	225,000	231,750	3.0%
Michael J. Biffignani	231,864	238,820	3.0%

(1)
Mr. Korte began serving as Chief Executive Officer and President of the Company on March 18, 2014, therefore the 2014 salary reported in the table above is pro-rated to reflect only the salary he earned from the time of his appointment through December 31, 2014. Mr. Korte’s annual salary was not increased.

Annual Incentive Cash Bonus

We use our annual incentive cash bonus program, as set forth in the named executive officers’ employment agreements, to provide our named executive officers with short-term incentives in furtherance of our compensation goals and objectives.  This bonus program is tied to a pre-established operating performance goal rather than appreciation in share value.  We believe that this approach encourages our named executive officers’ team effort to maximize total performance.  The Compensation Committee believes that a performance goal reflecting financial results based on direct financial performance most appropriately incentivizes management for both short-term and long-term results.  The performance goals were initially established by the Compensation Committee and are set forth in each named executive officer’s employment agreement.

2014 Bonuses

For 2014, with the exception of Mr. Korte, the employment agreement of each named executive officer provided for the annual performance bonus to be calculated as follows:

•	5% of the named executive officer’s base salary if the annual net operating income of the Company (in the case of Messrs. Stebe and Biffignani and Ms. Maness), or the Aerostructures segment (in the case of Messrs. Grah and Dickinson), or the Engineering Services Segment (in the case of Mr. Johnson), equals or exceeds 60% of the budgeted net annual operating income of the Company, the Aerostructures segment or the Engineering Services segment, as applicable; plus

•	If annual consolidated net operating income of the Company exceeds 75% of the budgeted net annual operating income of the Company, then the following percentage of the annual consolidated net operating income of the Company: Mr. Stebe - 0.11%; Mr. Dickinson - 0.18%; Mr. Johnson - 0.220%; Mr. Grah - 0.170%; Ms. Maness - 0.121%; Mr. Biffignani - 0.11%; plus

•	5% of the named executive officer’s base salary if the annual net operating income of the Company (in the case of Messrs. Stebe and Biffignani and Ms. Maness) or the Aerostructures segment (in the case of Messrs. Grah and Dickinson) or the Engineering Services Segment (in the case of Mr. Johnson) equals or exceeds 100% of the budgeted net annual operating income of the Company, the Aerostructures segment or the Engineering Services segment, as applicable.

For purposes of the bonus determinations, the annual net operating income of the Company or any business segment is determined in a manner specific to the calculation of bonuses and may vary from that used or reported for financial reporting purposes.

As set forth in the table below, with the exception of Mr. Korte’s employment agreement, the employment agreements provide that (a) if the applicable 60% minimum threshold of the budgeted net annual operating income is achieved or exceeded, each applicable named executive officer would earn a cash bonus equal to 5% of his base salary, plus (b) if the applicable 75% threshold of the budgeted net annual operating income is achieved or exceeded, each named executive officer would earn a percentage of the annual consolidated net operating income of the Company, plus (c) if  100% of the budgeted net annual operating income is achieved or exceeded, each named executive officer would earn a cash bonus equal to an additional 5% of his base salary.  In 2014, both the Aerostructures segment and the Company, for the purpose of bonus determination, achieved greater than 75%, but less than 100% of their budgeted net annual operating income, and as a result, each of Messrs. Stebe, Biffignani, Grah and Dickinson and Ms. Maness received bonuses consistent with the formulas stated above.  The Engineering Services segment did not achieve 60% of its budgeted net annual operating income, and as a result, no cash bonuses were awarded based on segment performance.  Bonuses earned as a percentage of net income were paid to the recipients in 2015.

Named Executive Officer	Bonus as a Percentage of Base Salary - if 60% of the budgeted net annual operating income is met	Bonus as a Percentage of Base Salary - if 100% of the budgeted net annual operating income is met	Additional Bonus as a Percentage of Annual Consolidated Net Operating Income of the Company	2014 Cash Bonus	2014 Cash Bonus as a Percentage of Base Salary Paid in 2014
Ronald S. Saks (1)	5.0%	5.0%	0.231%	—
Daniel G. Korte (2)				300,000	74.0%
Lawrence E. Dickinson	5.0%	5.0%	0.180%	53,505	16.3%
Clifford C. Stebe, Jr.	5.0%	5.0%	0.110%	33,926	15.1%
Robert T. Grah	5.0%	5.0%	0.170%	50,451	16.4%
Richard L. Johnson (3)	5.0%	5.0%	0.220%	34,013	15.4%
Cynthia G. Maness (4)	5.0%	5.0%	0.121%	30,845	15.3%
Michael J. Biffignani	5.0%	5.0%	0.110%	34,269	14.8%

(1)	Mr. Saks did not serve as an employee throughout 2014 and was not paid a bonus.
(2)	Mr. Korte’s 2014 bonus was paid in accordance with his employment agreement.
(3)	Mr. Johnson retired effective September 30, 2014. In accordance with the terms of his separation agreement Mr. Johnson received a performance bonus for that portion of the year that he was employed by the Company.
(4)	In accordance with the terms of her separation agreement, Ms. Maness received a performance bonus for that portion of the year that she was employed by the Company.

2015 Bonuses

With the exception of Mr. Korte and Mr. Dickinson, in 2015, the Compensation Committee has determined each named executive officer’s annual performance bonus will be calculated as follows:

•	50% will be based upon the annual net operating income of the Company or applicable business segment relative to target, and 50% will be based upon the annual free cash flow of the Company or applicable business segment relative to target;

•	Each named executive officer will be eligible to receive a percentage of his/her salary, ranging from 20-30%, with the potential for additional bonus based upon individual performance and Company or business segment performance that exceeds budgeted targets in either operating income or free cash flow; and

•	The Company or applicable business segment must achieve at least 85% of target in either operating income or free cash flow for any bonus to be paid.

In March 2015, the Board set the 2015 budgeted net annual operating income and free cash flow targets for the Company and each business segment.

Mr. Korte’s employment agreement provides for annual threshold, target and maximum performance bonus payout opportunities of not less than 42.5%, 85% and 110% of base salary, respectively, provided that individual employee and Company performance goals are met.  The amount of the payout, if any, will be determined by the Compensation Committee.

The performance targets establishing Mr. Korte's eligibility for the performance bonus are established annually by the Board of Directors.  Mr. Dickinson’s employment agreement provides for an annual bonus in 2015 conditional upon performance related to certain established goals.  The amount of the payout, if any, will be determined by the Compensation Committee.

Additional Discretionary Bonuses

The Compensation Committee has the authority to award discretionary cash bonuses under our Plan (as defined below) based on extraordinary performance or circumstances.  Such cash bonus awards are rarely awarded.

Long-Term Incentive Equity-Based Compensation

Historically, the long-term incentive equity-based awards for our named executive officers have been made under our 2005 Long-Term Incentive Plan (the “2005 Plan”) pursuant to which the Compensation Committee may, among other things, grant or award stock options, shares of restricted stock, restricted stock units and other stock-based or cash awards, subject to certain limitations and restrictions as set forth in the 2005 Plan.  As further described in Proposal No. 2, starting in July 2015 it is expected that long-term incentive equity-based awards will be made to our named executive officers from our 2015 Long Term Incentive Plan.  Our use of stock-based awards for our named executive officers is the primary means by which we provide our named executive officers long-term incentives that becomes more valuable to the executive if our share value increases, thereby aligning each named executive’s interest with the interest of our shareholders.  Additionally, upon the appointment of new executive officers, from time to time the Company awards persons restricted stock as an inducement award in accordance with NASDAQ Rule 5635(c)(4).

To date, the annual grants under the 2005 Plan to our executive officers primarily consist of grants of restricted stock awards. Generally, executives who hold shares of restricted stock will have the right to vote such shares as the record owner, but the shares will be subject to forfeiture until vested.  We believe that utilization of restricted stock awards provides long-term incentives comparable to the use of stock options while also offering the advantage of reduced market risk to the executive and reduced potential dilution of outstanding shares compared to utilization of an option having the same fair value on the date of grant.  Moreover, the Company’s expense for the issuance of restricted stock, which is fixed at the market value on the day of grant, is spread over the vesting period while the expense for stock options involves the use of theoretical assumptions to create a hypothetical value and expense for the options.  However, the Company may issue stock options in the future if it determines that circumstances have become more beneficial to do so. Upon a Change in Control (as defined in the 2005 Plan), any unvested shares of restricted stock shall immediately vest.

2014 Grants of Restricted Stock

In connection with Mr. Korte’s commencement as Chief Executive Officer, on March 14, 2014, the Compensation Committee granted Mr. Korte an incentive grant of the Company’s Common Stock having a fair value of $125,000 on the date of grant (the “Incentive Grant”). The Incentive Grant consists of three Restricted Stock Award Agreements (the “Incentive RSA Agreements”), each of which grants Mr. Korte 2,778 shares of Common Stock (“Incentive Restricted Shares”). The Incentive Restricted Shares will vest if (i) the Company achieves the “Price Milestone” set forth in the applicable Incentive RSA Agreement, and (ii) Mr. Korte is employed by the Company on the third anniversary of the date on which the Company achieves such Price Milestone. The Company will be deemed to have achieved the Price Milestone, if the Company’s Common Stock has a fair market value equal to or greater than $17.00 per share, $21.00 per share or $25.00 per share, as set forth in the applicable Incentive RSA Agreement, for ten consecutive trading days prior to the third anniversary of the date of grant. If the Company has not achieved the Price Milestone set forth in an Incentive RSA Agreement prior to the third anniversary of the date of grant, the applicable Incentive Restricted Shares shall be terminated and forfeited back to the Company. As part of the Company’s Long-Term Incentive Plan, on March 14, 2014, the Compensation Committee also granted Mr. Korte 23,021 shares of the Company’s Common Stock (the “LTI Restricted Shares”) having an aggregate fair value of $345,315 on the date of grant (the “LTI Grant”).  The LTI Restricted Shares will vest on the third anniversary of the date of grant. The LTI Grant and the Incentive Grant were granted under the 2005 Plan.

In May 2014, the Compensation Committee awarded shares of restricted stock to certain executive officers.  In determining whether to award shares and the number of shares of restricted stock to be awarded to executive officers in 2014, the Compensation Committee evaluated (a) each executive officer’s job responsibility, past performance and anticipated future contributions, (b) the value of the grant and potential appreciation to the executive officer in relation to the other elements of his total compensation, (c) corporate performance and (d) the executive officer’s existing vested and unvested equity holdings.  The Compensation Committee awarded 3,801 shares to Mr. Stebe, 3,501 shares to Ms. Maness, 7,574 shares to Mr. Dickinson (a portion of which were awarded in connection with his appointment as President, Valent Operations) 14,291 shares to Mr. Johnson (such shares were subsequently forfeited in connection with Mr. Johnson’s retirement and Mr. Johnson was, at that time, awarded restricted stock units subject to vesting) and 1,801 shares to Mr. Biffignani, with aggregate grant date fair values of $53,200, $49,000, $106,000, $200,004 and $25,200, respectively.  The shares awarded to these named executive officers for the 2014 fiscal year vest on the third anniversary of the grant date.

2015 Grants of Restricted Stock

In February 2015, the Compensation Committee awarded shares of restricted stock to certain executive officers.  In determining whether to award shares and the number of shares of restricted stock to be awarded to executive officers in 2015, the Compensation Committee evaluated, among other things: (a) each executive officer’s job responsibility, past performance and anticipated future contributions, (b) the value of the grant and potential appreciation to the executive officer in relation to the other elements of his total compensation, (c) corporate performance, and (d) the executive officer’s existing vested and unvested equity holdings.  The Compensation Committee awarded 4,201 shares to Mr. Stebe with an aggregate grant date fair value of $60,200.  The shares awarded for the 2015 fiscal year vest on third anniversary of the grant date.

In accordance with the terms of his employment agreement, on April 30, 2015, the Compensation Committee awarded Mr. Korte an award of restricted consisting of 47,702 shares of the Company’s common stock, having an aggregate fair market value of $550,000 on the date of grant.  Such shares are a part of the Company’s Long-Term Incentive Plan and were awarded under the 2005 Plan.  Half of the shares are subject to time-based vesting, with such shares vesting on the third anniversary of the date of grant; the other half of the shares will vest upon the achievement of certain performance metrics established by the Compensation Committee.

As of the date of this report, except as outlined above, no other named executive officer has received a grant of restricted stock in 2015.

In addition to the annual grants of restricted stock typically made by the Company under the 2005 Plan, equity grants may also be made to new executive officers upon the commencement of their employment and, on occasion, to executive officers in connection with a significant change in job responsibility, extraordinary performance or other reasons.

Awards of equity grants to our executive officers are made at the discretion of the Compensation Committee based on various factors, as described above.  Historically, the Compensation Committee has made a determination of whether to make such awards and the amounts of such awards in the first quarter of the year.

Benefit Programs and Executive Perquisites

In addition to the three basic elements of our executive compensation program described above, our executives participate in other benefit programs, such as group term life and health benefits, disability programs, tuition reimbursement and our Profit Sharing and 401(k) Plan, all of which are available to all of our full-time employees.

Historically, we have not offered perquisites to our executive officers other than the use of a Company furnished automobile or an automobile allowance in lieu thereof.

Change in Control and Severance Practices

Under the 2005 Plan, stock-based compensation vests immediately in the event of a change in control of the Company.  In addition, the employment agreement of each of our named executive officers provides for the payment of severance if such executive’s employment is terminated in connection with a change in control of the Company.  Pursuant to the employment agreements entered into in January 2014, if the executive’s employment terminates within nine months following a change in control, the amount of severance will be based on whether the termination of the named executive officer’s employment was for cause or for good reason.

An executive may also be entitled to severance under his or her employment agreement if the executive’s employment terminates outside of the context of a change in control, depending on the reason for the termination.  Pursuant to the employment agreements entered into in January 2014, the amount of severance eligibility will be based on whether the termination of the named executive officer’s employment was for cause, not for cause or voluntary.  The Company paid severance payments to each of Mr. Johnson and Ms. Maness upon their separation from the Company in 2014.  These amounts are identified under the heading “Potential Payments Upon Termination” below.  For additional information regarding the payment of severance in connection with changes in control and otherwise, please see the section below titled “Compensation of Executive Officers - Executive Compensation Tables - Potential Payments Upon Termination.”

The severance arrangements with each of our executive officers are considered to be a necessary part of the process in the recruitment and retention of qualified executives.  These severance arrangements allow our executives to focus on shareholder interests in considering strategic alternatives and assist the Company in providing income protection for executives in the event of an involuntary, not for cause termination of employment.

Policy for Recoupment of Incentive Compensation

In order to further align our executives’ interests with the interests of our shareowners and support good governance practices, each executive’s employment agreement also includes a provision that states that any compensation paid to an executive constituting “incentive based compensation” for purposes of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) shall be subject to recoupment pursuant to Section 954 of the Dodd-Frank Act and the Company’s Policy for Recoupment of Incentive Compensation, as such policy may be modified from time to time to comply with Section 954 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code generally precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1 million per individual paid to its chief executive officer or the other named executive officers.  Under Section 162(m), certain compensation, including “performance-based compensation,” is excluded from this deduction limitation.  Our intent is to structure compensation paid to our executives to be deductible; however, from time to time, the Compensation Committee may award compensation that may not be deductible if it determines that such awards are consistent with our compensation philosophy and in the best interest of our shareholders.  We believe that all of the 2014 compensation paid to our executive officers is fully deductible.

COMPENSATION COMMITTEE REPORT

In fulfilling its duties and responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this annual report.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Company’s 2015 proxy statement.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

Judith W. Northup, Chair of the Compensation Committee
Gregory L. Summe, Member
John S. Eulich, Member
Steven K. Schaffer, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our named executive officers, for the fiscal years ended December 31, 2014, 2013 and 2012:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards Granted ($) (1)	Non-Equity Incentive Plan ($) (2)	All Other Compensation ($) (3)	Total ($)
Ronald S. Saks, Former Chief Executive Officer and President (4)	2014	89,003	—	60,009	—	298,344	447,356
	2013	400,000	—	—	—	23,550	423,550
	2012	375,000	—	—	94,990	12,481	482,471
Daniel G. Korte, Chief Executive Officer and President (5)	2014	405,449	—	470,325	300,000	6,318	1,182,092
	2013	—	—	—	—	—	—
	2012	—	—	—	—	—	—
Lawrence E. Dickinson, President of Valent Operations (6)	2014	328,000	—	106,000	53,505	2,521	490,026
	2013	293,550	30,742	53,532	—	4,134	381,958
	2012	255,663	—	71,925	57,816	3,736	389,140
Clifford C. Stebe, Jr., Chief Financial Officer and Vice President (7)	2014	225,000	—	53,200	33,926	7,398	319,524
	2013	183,909	6,849	26,766	—	1,397	218,921
	2012	—	—	—	—	—	—
Robert T. Grah, Former Chief Operating Officer, Aerostructures	2014	308,523	—	—	50,451	8,935	367,909
	2013	299,174	—	53,532	14,959	7,935	375,600
	2012	290,460	—	55,485	70,630	7,935	424,510
Richard L. Johnson. Former President of D3 Technologies (8)	2014	220,530	—	200,004	34,013	115,172	569,719
	2013	318,000	—	66,915	—	8,164	393,079
	2012	307,442	—	—	93,608	8,398	409,448
Cynthia G. Maness, Former Vice President of Human Resources and Organizational Development (9)	2014	201,480	—	49,000	30,845	577,851	859,176
	2013	234,392	—	49,071	—	9,372	292,835
	2012	227,565	—	46,238	51,313	8,917	334,033
Michael J. Biffignani - Chief Information Officer (10)	2014	231,864	—	25,200	34,269	8,935	300,268
	2013	—	—	—	—	—	—
	2012	—	—	—	—	—	—

(1)	This column represents the aggregate grant date fair value of restricted shares awarded to each officer during the each fiscal year computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	The amounts in this column represent the cash bonuses awarded under our annual incentive cash bonus program and our named executive officers’ employment agreements for the year reported.

(3)	The amounts in this column represent compensation for items that are not reportable elsewhere in the Summary Compensation Table, including but not limited to, perquisites and other personal benefits; “gross-ups” or other amounts reimbursed for the payment of taxes; the amount paid or due in connection with any retirement, resignation, severance, or other termination; the Company’s contributions to defined contribution plans; the dollar value of any insurance premiums paid by, or on behalf of, the Company with respect to life insurance for the benefit of a named executive officer; and the dollar value of any dividends or other earnings paid on stock or option awards, when those amounts were not factored into the grant date fair value required to be reported for such award.

(4)	The compensation included in the “All Other Compensation” column with respect to Mr. Saks includes (i) $251,166 in consulting fees earned by Mr. Saks; and (ii) $45,000 paid in cash to Mr. Saks as fees for serving as a director. The compensation included in the "Stock Awards Granted" column with respect to Mr. Saks includes stock compensation of $60,009 related to his service as a director.

(5)	Mr. Korte joined the Company in 2014 and appointed to the position of Chief Executive Officer effective on March 18, 2014.

(6)	Mr. Dickinson served as Chief Financial Officer until November 2013. Mr. Dickinson received a one-time payment for additional duties he assumed in 2013 upon being appointed President, Valent Operations and a discretionary bonus for his contributions in the Company’s acquisition of Valent Aerostructures. A new employment agreement was entered into with Mr. Dickinson in January 2014 reflecting his new role and base salary.

(7)	Mr. Stebe became Chief Financial Officer in November 2013. He was not a named executive officer in 2012. Mr. Stebe received a one-time payment for additional duties he assumed upon becoming Chief Financial Officer in 2013. A new employment agreement was entered into with Mr. Stebe in January 2014 reflecting his new role and base salary.

(8)	Mr. Johnson retired from the Company on September 30, 2014. The compensation included in the “All Other Compensation” column with respect to Mr. Johnson includes $108,846 paid to Mr. Johnson upon his separation from the Company.

(9)	Ms. Maness separated from the Company on October 27, 2014. The “All Other Compensation” column with respect to Ms. Maness includes $470,004 paid directly to Ms. Maness upon her separation from the Company and $100,000 in fees paid on behalf of Ms. Maness.

(10)	Mr. Biffignani was not a named executive officer in 2013 or 2012.

Grants of Plan-Based Awards

The following table provides the threshold and estimated target opportunity for each named executive officer under the 2014 annual cash incentive bonus plan and the restricted stock awards granted under the Company’s long-term incentive compensation plan.  The information consists of the potential threshold and estimated target cash bonus awards calculated pursuant to the terms of our named executive officers’ employment agreements and the shares of restricted stock actually awarded under the 2005 Plan, as discussed above.  No stock options were granted to any named executive officer in 2014.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units Granted in 2014 (#)(5)	Grant Date Fair Value of Stock and Option Awards in 2014 ($)

Name	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum ($)
Ronald S. Saks	May 13, 2014	—	—	—	—	—
Daniel G. Korte (4)	May 13, 2014	172,316	344,632	445,994	31,355	470,325
Lawrence E. Dickinson	May 13, 2014	16,400	79,754	(4)	7,574	106,000
Clifford C. Stebe, Jr.	May 13, 2014	11,250	51,194	(4)	3,801	53,200
Robert T. Grah	May 13, 2014	15,426	75,160	(4)	—	—
Richard L. Johnson	May 13, 2014	11,027	67,641	(4)	14,291	200,004
Cynthia G. Maness	May 13, 2014	10,074	46,421	(4)	3,501	49,000
Michael J. Biffignani	May 13, 2014	11,593	51,880	(4)	1,801	25,200

(1)	The threshold and estimated target amounts of annual incentive cash bonuses are determined pursuant to each executive’s employment agreement that was effective in fiscal year 2014. The material terms of the annual incentive cash bonuses, including the applicable thresholds and percentages, are described under “Compensation of Executive Officers - Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Cash Bonus” above. The actual annual incentive cash bonuses paid to the named executive officers are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation table.

(2)	Represents 5% of the named executive officer’s base salary, the threshold payout of annual incentive cash bonus for fiscal year 2014 pursuant to each named executive officer’s employment agreement, assuming that annual net operating income of the Company or its applicable segments achieves or exceeds 60% of the budgeted net annual operating income of the Company or such applicable segment. See the discussion in “Compensation of Executive Officers - Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Cash Bonus” in the Compensation Discussion & Analysis section.

(3)	Represents the estimated target payout of annual incentive cash bonus for fiscal year 2014 pursuant to each named executive officer’s employment agreement, assuming that applicable annual net operating income achieves or exceeds 100% of the applicable budgeted net annual operating income. The total bonus in such an instance is equal to: (a) 5% of the named executive officer’s base salary plus (b) an additional 5% of the named executive officer’s base salary plus (c) a percentage of the annual consolidated net operating income of the Company. For this estimate, the assumption is that the Company achieved 100% of its budgeted annual consolidated net operating income. See the discussion in “Compensation of Executive Officers - Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Cash Bonus” in the Compensation Discussion & Analysis section.

(4)	The range and maximum amount of bonus that may be paid to Mr. Korte is set forth in his employment agreement. The employment agreements for our other named executive officers provide that each is entitled to a defined percentage of the Company’s consolidated net operating income if the Company achieves certain defined performance benchmarks. Accordingly, there is not a defined limit on the amount of non-equity incentive plan awards that could be earned by these executive officers.

(5)	This column represents awards of restricted stock made pursuant to the 2005 Plan. The material terms of the restricted stock awards are described under “Compensation of Executive Officers - Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentive Compensation - 2014 Grants of Restricted Stock” above.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding unvested equity awards held by our named executive officers as of December 31, 2014.  Neither Ms. Maness nor Mr. Saks had outstanding unvested equity awards as of December 31, 2014.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Daniel G. Korte	—	—	—	31,355	442,106
Lawrence E. Dickinson	—	—	—	13,474	189,983
Clifford C. Stebe, Jr.	—	—	—	6,001	84,614
Robert T. Grah	—	—	—	5,100	71,910
Richard L. Johnson	—	—	—	17,291	243,803
Michael J. Biffignani	—	—	—	4,801	67,694

(1)	There were no option awards outstanding as of December 31, 2014. This column does not include any shares of restricted stock granted to executive officers.

(2)	Amounts shown in this column represent the number of time-based restricted shares or units granted to each named executive officer that had not vested as of December 31, 2014. These awards generally vest on the third anniversary of the grant date. Subsequent to December 31, 2014, the following time-based restricted shares vested: Mr. Stebe: 1,000 shares; Mr. Dickinson: 3,500 shares; Mr. Grah: 5,100 shares; and Mr. Biffignani 1,600 shares. The remaining time-based restricted shares vest as follows: Mr. Korte: 23,021 shares on March 14, 2017; Mr. Stebe: 1,200 shares February 11, 2016 and 3,801 shares May 13, 2017; Mr. Dickinson: 9,974 shares January 1, 2016; Mr. Johnson: 17,291 shares January 31, 2016 (such grant now represented by restricted stock units); and Mr. Biffignani: 1,400 shares February 11, 2016 and 1,801 shares May 13, 2014. On March 14, 2014, Mr. Korte was also granted 8,334 shares, the vesting for which is subject to the performance of LMI Common Stock. The performance period for these shares is from one to three years.

(3)	Market value of unvested shares is based on closing market price of $14.10 per share on December 31, 2014.

Option Exercises and Stock Vested

There were no option awards outstanding as of December 31, 2014.  The table below sets forth information regarding the vesting of shares of restricted stock held by our named executive officers during 2014.  During 2014, Mr. Saks did not hold any shares of restricted stock that vested.

	Stock Awards (Vested)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Daniel G. Korte	—	—
Lawrence E. Dickinson	2,500	36,138
Clifford C. Stebe, Jr.	1,000	14,455
Robert T. Grah	3,000	43,365
Richard L. Johnson	5,060	65,426
Cynthia G. Maness	10,451(2)	141,488
Michael J. Biffignani	2,000	28,910

(1)	Represents the aggregate market value of the restricted stock at vesting.
(2)	Represents restricted stock that was granted in 2011 and vested in accordance with the terms of the grant. Also represents restricted stock awarded in 2012, 2013 and 2014 for which the vesting was accelerated in connection with Ms. Maness’ separation from the Company.

Pension Benefits

None of our named executive officers is covered by a defined pension benefit plan or other similar benefit plan that provides for payments or other benefits.

Nonqualified Deferred Compensation

Currently, we do not provide our executives with any nonqualified deferred compensation plans.

Potential Payments Upon Termination

Pursuant to the terms of our employment agreements entered into in 2014, an executive officer may be entitled to severance payments upon termination of employment in certain circumstances. If a named executive officer is terminated for “cause”, or due to death or permanent disability, the executive will receive his or her base salary accrued but unpaid as of the date of the termination, and in the case of Mr. Johnson, if terminated without cause or due to death, pay for any accrued but unused vacation time.  Pursuant to the employment agreements, if an executive is terminated without “cause” and other than in connection with a change of control of the Company, the executive will receive either six months or twelve months of base salary, based on length of service, except in the case of Messrs. Stebe and Johnson, who will receive twelve months regardless of length of service.

Within nine months following a change in control of the Company, if a named executive officer’s employment is involuntarily terminated or the named executive officer elects to terminate his employment for “good reason”, the named executive officer will receive severance in an amount equal to two and one-half times the executive’s annual base salary and any reasonably anticipated performance bonus for the fiscal year in which the executive’s employment was terminated on a prorated basis. Within ninety days following a change in control of the Company, if a named executive officer voluntarily terminates his or her employment without “good reason”, the named executive officer will receive either six months or twelve months of base salary, based on length of service, except in the case of Messrs. Stebe and Johnson, who will receive twelve months regardless of length of service.

Except under limited circumstances, severance will be paid in equal monthly installments in accordance with our regular pay schedule. In addition, severance payments are subject to the executive signing a release.

For purposes of the above, the definition of “cause” may include termination for (a) engaging in negligence or willful misconduct in the performance of executive’s duties, which is materially injurious to the Company, (b) willfully failing to observe the Company’s policies, (c) committing acts of dishonesty in interactions or dealings with the Company, its employees or customers, (d) losing or having suspended licenses, clearances or bonding required to perform executive’s duties under the employment agreement, and violating any law, rule or government regulation (other than traffic violations, misdemeanors or similar offenses that do not involve moral turpitude) or being convicted of or pleading nolo contendere to any felony.   For purposes of the above, the definition of “good reason” may include: (a) a significant reduction of the executive’s duties, authority or responsibilities, (b) requirement to relocate executive’s primary work location more than fifty miles from then present location, or (c) loss of full time employment on terms comparable to those set forth in the employment agreement.

The following table indicates the cash amounts, accelerated vesting and other payments and benefits that our named executive officers would have been entitled to receive upon termination under various circumstances. The payments are determined pursuant to the terms of the 2005 Plan, the restricted stock agreements made under the 2005 Plan and the respective employment agreements in effect at the time, and assume termination occurred on December 31, 2014, except in the case of Mr. Johnson and Ms. Maness, in which case the table sets forth the actual amounts paid in 2014 in accordance with their respective separation agreements.

Name	Benefit (1)	Termination: Voluntary or For Cause, Death or Disability ($)	Termination: Without Cause ($) (2)	Change in Control: Involuntary or for Good Reason ($) (3)	Change in Control: Voluntary ($)
Daniel G. Korte	Restricted Stock (4)	—	—	442,106	442,106
	Cash Severance (5)	—	500,000	1,550,000	500,000
Total		—	500,000	1,992,106	942,106
Lawrence E. Dickinson	Restricted Stock (4)	—	—	189,983	189,983
	Cash Severance (5)	—	328,000	873,505	328,000
Total		—	328,000	1,063,488	517,983
Clifford C. Stebe, Jr.	Restricted Stock (4)	—	—	84,614	84,614
	Cash Severance (5)	—	225,000	596,326	225,000
Total		—	225,000	680,940	309,614
Robert T. Grah	Restricted Stock (4)	—	—	71,910	71,910
	Cash Severance (5)	—	308,523	821,759	308,523
Total		—	308,523	893,669	380,433
Richard L. Johnson	Restricted Stock (4)	—	65,426	243,803	—
	Cash Severance (6)	—	108,846	—	—
Total		—	174,272	243,803	—
Cynthia G. Maness	Restricted Stock (4)	—	105,351	—	—
	Cash Severance (7)	—	570,004	—	—
Total		—	675,355	—	—
Michael J. Biffignani	Restricted Stock (4)	—	—	67,694	67,694
	Cash Severance (5)	—	231,864	613,929	231,864
Total		—	231,864	681,623	299,558

(1)	The amounts shown in this column do not include accrued salary, earned but unpaid bonuses, value of Company paid fringe benefits or reimbursement of reasonable business expenses. Those amounts are payable to the executive officer upon any termination of employment, including an involuntary termination with cause and a resignation without good reason. No accelerated benefit will be paid to the extent that it would constitute an excess parachute payment under Section 280G(b)(3) of the Internal Revenue Code. As of December 31, 2014, there were no named executive officers who would have received payments that would constitute excess parachute payments.

(2)	A termination without cause is any termination by the Company other than for cause or in connection with a change in control.

(3)	This amount represents two and one-half times the executive’s base salary as of December 31, 2014, plus the executive’s reasonably anticipated performance bonus for the year.

(4)	The restricted stock value is calculated using the closing market price of $14.10 per share on December 31, 2014, multiplied by the number of shares that would have become vested as a result of the change in control on that date.

(5)	These amounts are based on the executive’s base salary in effect as of December 31, 2014.

(6)	This amount represents severance paid to Mr. Johnson in 2014 upon his retirement from the Company and in accordance with his separation agreement. Not included is an additional $260,564.71 which will be paid to Mr. Johnson in 2015 in accordance with his separation agreement and $34,013 in bonus which was paid in 2015.

(7)	This amount represents severance related payments to Ms. Maness upon her separation from the Company and paid in accordance with her separation agreement. Not included is $30,845 in bonus paid to Ms. Maness in 2015 in accordance with her separation agreement.

PROPOSAL 2 - APPROVAL OF THE
LMI AEROSPACE, INC. 2015 INCENTIVE COMPENSATION PLAN

On April 1, 2015, the Compensation Committee and the Board approved the LMI Aerospace, Inc. 2015 Incentive Compensation Plan (the “2015 Plan”) and the submission of the 2015 Plan to our shareholders for their approval. The only other equity plan previously approved by our shareholders, the LMI Aerospace, Inc. 2005 Incentive Compensation Plan (as defined above, the “2005 Plan”) will terminate on July 7, 2015 and we will no longer be able to make awards under the 2005 Plan after that date.

The 2015 Plan will replace, on a prospective basis, the 2005 Plan. Any awards previously granted under the 2005 Plan shall continue to vest and/or be exercisable in accordance with their original terms and conditions. The 2015 Plan is in many respects similar to the 2005 Plan but it also incorporates more progressive practices in plan design to recognize and reward outstanding performances and individual contributions of participants and conforms to certain changes in federal tax and securities laws.

Purpose of the 2015 Plan

The purposes of the 2015 Plan are to align the interests of our key employees, consultants and non-employee directors to the interests of our shareholders while recognizing and rewarding outstanding contributions to the success and profitability of the Company. The 2015 Plan will also strengthen our ability to attract and retain talented employees, consultants and non-employee directors. The 2015 Plan is intended to provide us the means by which to grant annual incentive compensation (i.e., bonuses) as well as long-term incentive compensation opportunities  to employees, consultants and non-employee directors. The Compensation Committee expects that awards that will be made under the 2015 Plan will be primarily performance based stock awards or restricted stock units, and stock awards subject to time based vesting. It is also the intent of the Compensation Committee that both most long-term performance awards and short-term awards will be tied to performance criteria.  The 2015 Plan also allows us to provide equity compensation to consultants and our non-employee directors.

As of the date of this Proxy Statement no awards have been made pursuant to the 2015 Plan.  Neither the Board of Directors, nor the Compensation Committee, has made a definitive determination regarding the amounts and specific types of awards that will be made to executive officers, directors, consultants or other employees under the 2015 Plan.

Key Terms of the 2015 Incentive Compensation Plan

The following is a summary of the terms of the 2015 Plan and is qualified in its entirety by reference to the complete text of the 2015 Plan, which is attached to this proxy statement as Appendix A.

Key Plan Features	Description

Effective Date of the 2015 Plan:	July 1, 2015, subject to shareholder approval.

Duration of Plan:	No awards may be made after August 1, 2020, or if earlier, the date all shares reserved under the 2015 Plan have been issued.

Eligible Participants:
Key employees of the Company, our subsidiaries, or our affiliates who hold positions of responsibility and, may contribute materially to our success and profitability and the success and profitability of our affiliates.

Consultants who provide bona fide services to the Company pursuant to formal, written agreements and who may contribute materially to the success and profitability of the Company and its subsidiaries, divisions and affiliates.

Non-employee members of our Board of Directors

Total Shares Authorized:	750,000 shares of common stock

Share Counting Rules:
Shares available under the 2015 Plan will not be reduced for Awards that are forfeited or terminated, expire unexercised, are cancelled and settled in cash, or are exchanged for Awards that do not involve common stock.

Shares that are reacquired by the Company with the amount received upon exercise of an Option shall not be added back to the applicable limit.

Shares withheld by us to satisfy tax withholding obligations, shares tendered or attested to us to pay the exercise price of an Option, and shares reacquired by us with amounts received from the exercise of an Option will not be added back to the authorized shares.

Shares available under the 2015 Plan are reduced by the aggregate shares of common stock exercised pursuant to an SAR settled in stock (rather than reducing only the number of shares actually issued).

Shares of common stock delivered under the 2015 Plan in settlement, assumption or substitution of outstanding awards or obligations to grant future awards under the plans or arrangements of another entity (as a result of the Company or an affiliate acquiring another entity) shall not reduce the shares available under the 2015 Plan.

Restricted Stock, Restricted Stock Units, Performance Awards and other Awards settled in shares of Common Stock shall reduce the applicable limit by the same number of shares for each share of Common Stock covered by the Award.

Individual Award Limits:	Up to 250,000 shares per non-director participant each fiscal year for Options or Stock Appreciation Rights (“SARs”) (including performance awards).

Up to 100,000 shares per non-director participant each fiscal year for Stock Awards (including performance awards).

Up to $1,000,000 per non-director participant each fiscal year for cash awards (including performance awards).

Up to 30,000 shares per non-employee director participant each fiscal year for Non-qualified Stock Options.

Up to 15,000 shares per non-employee director participant each fiscal year for Stock Awards (including performance awards) other than Non-qualified Stock Options.

Types of Awards:	Incentive Stock Options and Non-qualified Stock Options with an exercise period no longer than 10 years after the grant date.

SARs with an exercise period no longer than 10 years after the grant date.

Stock Awards in the form of shares of common stock or Stock Units, including Restricted Stock awards.

Cash Awards.

Performance Awards (including Options, SARs, Stock Awards, and Cash Awards) subject to the attainment of one or more performance goals.

Eligibility

Employees eligible to be considered for awards under the 2015 Plan are those employees who hold positions of responsibility and whose performance, in the judgment of the Compensation Committee, may contribute materially to  the success and profitability of the Company.  Consultants who provide bona fide services to the Company pursuant to formal, written agreements and are deemed by the Compensation Committee to contribute materially to the success and profitability of the Company, and its subsidiaries, divisions and affiliated businesses are eligible for awards under the 2015 Plan.  Additionally, non-employee directors are eligible for awards under the 2015 Plan. As of April 24, 2015, there were eight executive officers, approximately 30 other employees and eight non-employee directors who would be eligible to participate in the 2015 Plan.

Shares Available for Awards

Up to 750,000 shares of common stock may be issued under the 2015 Plan (representing approximately 5.7% of the common stock outstanding at April 24, 2015). As of April 24, 2015, prior to grant of 47,702 shares to Mr. Korte on April 30, 2015, there remained 81,238 shares (33,536 following the grant) reserved under the 2005 Plan that will no longer be available for issuance when the 2005 Plan expires on July 7, 2015. All of the 750,000 shares available under the 2015 Plan may be used for awards other than stock options or stock appreciation rights (such as restricted stock and performance stock awards). All of the 750,000 shares may be used for options that qualify as incentive stock options under the Code. The closing price per share of our common stock on April 24, 2015 was $11.77.

Shares subject to Awards that are forfeited, terminated, expire unexercised, cancelled and settled in cash, or exchanged for other Awards that do not involve common stock will be added back to the number of shares available for awards under the 2015 Plan. Shares delivered in settlement, assumption, or substitution of outstanding awards granted by another entity as a result of an acquisition will not reduce the number of shares available under the 2015 Plan. Shares withheld to pay the exercise price of an option or SARs, or withheld to pay tax withholding obligations of the employee, will not be added back but reduce the number of shares available under the 2015 Plan.

The Compensation Committee may make appropriate adjustments in the number of shares available under the 2015 Plan and these limits, as well as limits on individual grants described below, to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares or other similar event.

Employee Award Limitations

Under the 2015 Plan, no employee may be granted:

▪	Stock Options or SARs (including Stock Options and Stock Appreciation Rights that are granted as Performance Awards) that are exercisable for more than 250,000 shares of common stock during any fiscal year;

▪	Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of common stock during any fiscal year; or

▪	Cash Awards (including Cash Awards that are granted as Performance Awards) having a value, as determined on the date of grant, in excess of $1,000,000 during any fiscal year.

Types of Non-Director Awards Authorized under the 2015 Plan

At the discretion of the Compensation Committee, employees and consultants may be granted awards under the 2015 Plan in the form of Stock Options, Stock Appreciation Rights, Stock Awards (including Restricted Stock and Restricted Stock Unit Awards), Cash Awards, or Performance Awards (“Non-Director Award”), as described below. Such awards may be granted singly, in combination, or in tandem.

Stock Options. The 2015 Plan provides for the granting of incentive stock options, which are intended to meet the requirements of IRC Section 422A, to employees, and non-qualified stock options that are not intended to meet the requirements of IRC Section 422A to employees, consultants or non-employee directors (collectively,  “Stock Options”). A Stock Option is a right to purchase a specified number of shares of our common stock at a specified grant price for a specified period of time. All Stock Options granted under the 2015 Plan must have an exercise price per share that is not less than the Fair Market Value (as defined in the 2015 Plan) of our common stock on the date of grant and a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise (including vesting over time or upon achievement of performance goals), whether an option will qualify as an incentive stock option under IRC Section 422A or a non-qualified stock option, and other terms of a Stock Option grant will be fixed by the Compensation Committee as of the grant date. However, Stock Options may not include provisions that “reload” the option upon exercise, and no Stock Options with an exercise price in excess of the market value of our common stock may be repurchased or exchanged for an option with a lower exercise price or other type of stock award. The exercise price of any Stock Option must be paid in full at the time the Stock Option is exercised in cash or, if permitted by the Compensation Committee and elected by the participant, by means of tendering previously owned shares of common stock or reducing the number of shares issues by the number of shares equal in value on the date of exercise to the aggregate exercise price (a “ cashless exercise”).

Stock Appreciation Rights. The 2015 Plan provides for the granting of stock appreciation rights (“Stock Appreciation Rights”  or  “SARs”)  to employees and consultants. A SAR is a right to receive a payment, in cash or our common stock, equal to the excess of the Fair Market Value of a specified number of shares of common stock over a specified grant price measured over a specified period of time. A SAR may be granted to the holder of a Stock Option with respect to all or a portion of the shares of common stock subject to such Stock Option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the Stock Option or the SAR, but not both. All SARs granted under the 2015 Plan must have an exercise price per share that is not less than the Fair Market Value of the common stock on the date of grant and a term of no more than ten years. The grant price, term, number of shares, terms and conditions of exercise (including vesting over time or upon achievement of performance goals), and other terms of a SAR grant will be set at the discretion of the Compensation Committee as of the grant date.

Stock Awards. The 2015 Plan also provides for the granting of stock awards (“Stock Awards”) to employees and consultants that consist of grants of common stock or units denominated in common stock. The terms, conditions and limitations applicable to any Stock Award will be decided by the Compensation Committee. However, any Stock Award that is not a Performance Award (defined below) must have a minimum restriction period of one year from the date of grant, except that (i) Stock Awards granted in lieu of salary or bonus are not subject to such one-year requirement and (ii) the Compensation Committee may provide for earlier vesting upon a termination due to death, disability, retirement, or a termination not for cause.  At the discretion of the Compensation Committee, the terms of a Stock Award may include rights to receive dividends or dividend equivalents.

Cash Awards. The 2015 Plan also provides for the granting of cash awards (“Cash Awards”) to participants. The terms, conditions and limitations applicable to any Cash Award will be determined at the discretion of the Compensation Committee.

Performance Awards. At the discretion of the Compensation Committee, any of the above-described Non-Director Awards may be made in the form of a performance award (“Performance Award”). A Performance Award is an award that is subject to the attainment of one or more performance goals. The terms, conditions and limitations applicable to any Performance Award will be decided by the Compensation Committee.

Qualified Performance Awards.  At the discretion of the Compensation Committee, certain Performance Awards granted under the 2015 Plan will be designed to qualify as “performance-based compensation” under IRC Section 162(m) (“Qualified Performance Awards”). IRC Section 162(m) generally disallows deductions for compensation in excess of $1 million for our Chief Executive Officer and the other three highest paid executives other than the Chief Executive Officer and our Chief Financial Officer, unless the compensation qualifies as performance-based compensation.

Compensation that qualifies as performance-based compensation is excluded from fiscal year compensation in calculating the $1 million deduction limit under IRC Section 162(m). For performance-based compensation, other than Stock Options and SARs, to qualify under IRC Section 162(m), four requirements must be satisfied:

▪	Performance Goals. The compensation must be paid solely on account of attainment of one or more objective performance goals established within 90 days of the beginning of the performance measurement period.

▪	Administration by Outside Directors. The performance goals must be established by a committee composed solely of two or more outside directors.

▪	Shareholder Approval. The material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by the shareholders in a separate vote prior to payment; if the Compensation Committee has discretion as to the choice of approved goals, shareholder approval must have been obtained within the five years prior to the payment.

▪	Certification. Prior to payment, the Compensation Committee must certify that the performance goals and any other material terms of the plan were in fact satisfied.

The 2015 Plan contains provisions intended to comply with the IRC Section 162(m) requirements for performance-based compensation. The Compensation Committee will consist of outside directors for purposes of IRC Section 162(m). Approval of the 2015 Plan by shareholders will satisfy the shareholder approval requirements for the next five years. The Compensation Committee may base a performance goal on one or more of the following business criteria that may be applied to the employee or the Company as a whole:

▪	Stock price targets (including, but not limited to, growth measures and total shareholder return);

▪	Stockholder’s equity;

▪	Return on equity;

▪	Total stockholder return;

▪	Earnings per share (actual or targeted growth);

▪	Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

▪	Earnings before interest, taxes, depreciation, amortization, legal settlements, other income and stock-based compensation;

▪	Net income measures (including but not limited to income after capital costs and income before or after taxes);

▪	Revenue and/or sales (gross or net) and margins;

▪	Operating income (including after taxes) measures;

▪	Pre-tax profit;

▪	Operating profit;

▪	Leverage ratio/debt reduction;

▪	Capital expenditures;

▪	Cost reduction;

▪	Market share;

▪	Free cash flow and working capital measures;

▪	Cash flow per share;

▪	Billings/bookings;

▪	Return measures (including but not limited to return on assets, equity and/or invested capital);

▪	Economic value added;

▪	Product quality and customer satisfaction measures;

▪	Personnel goals;

▪	Implementation or completion of projects or processes; and

▪	Corporate values and strategic measures (including but not limited to ethics compliance, environmental, safety, strategic and succession planning).

Goals may also be based on performance relative to a peer group of companies or a published index. Goals need not be based on an increase in a particular goal, but could include, for example, maintaining the status quo or limiting economic losses. If approved by shareholders and if the above conditions are met, the 2015 Plan will allow Awards to be paid under the 2015 Plan, including in connection with our other incentive plans such as the 2005 Long-Term Incentive Compensation Plan, to qualify as performance based compensation that is exempt from IRC Section 162(m).

Non-Employee Director Awards

At the discretion of the CG&N Committee (which is charged with the grant of awards to non-employee directors), non-employee directors may be granted awards under the 2015 Plan in the form of Stock Awards or non-qualified Stock Options, as each is described in the Non-Director Awards section above. Director Awards may be granted singly, in combination, or in tandem. The terms, conditions and limitations applicable to Director Awards will be decided by the CG&N Committee in its discretion.  Each non-employee director may not be granted Stock Awards covering or relating to more than 15,000 shares of common stock during any fiscal year or non-qualified Stock Options for more than 30,000 shares of common stock during any fiscal year.

Effect of a Change in Control on Awards

The 2015 Plan provides that Stock Options, SARs, and Stock Awards will be immediately vested and fully exercisable upon a Qualifying Termination of Employment (as defined in the 2015 Plan) occurring on or after a Change of Control (as defined in the 2015 Plan) unless otherwise specified in the terms of the Award (i.e., “double trigger” vesting). Unless the Compensation Committee determines at or prior to a Change in Control, no Qualified Performance Award will accelerate at the time of a Change in Control if the performance goals were not met or the performance period has not expired. A Change in Control generally includes (i) the acquisition, without the approval of the Board, of 50% or more of our common stock by any person or persons acting together, (ii) the election of a majority of Directors who were not recommended by the Board, or (iii) with certain exceptions, a merger or other business combination in which our shareholders retain less than 50% of the outstanding equity securities of the resulting entity.

Transferability of Award

Unless otherwise determined by the Compensation Committee and provided in the terms of an Award, no Award or any other benefit under the 2015 Plan may be assignable or otherwise transferable except by will, beneficiary designation or the laws of descent and distribution.

Forfeiture and Recoupment

To comply with Section 302 of Sarbanes-Oxley Act, we require the Chief Executive Officer and Chief Financial Officer to disgorge incentive compensation, including Awards granted under the 2015 Plan received in the prior 12 months, in the event, due to their misconduct or material noncompliance with the reporting requirements, we are required to restate our financial statements. Also, to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, if we are required to restate our financial statements, we also require current and former executive officers to disgorge incentive compensation, including Performance Awards, received in the prior 36 months based on non-compliant financial statements in excess of the incentive compensation that would have been paid based on the restated financial information. At the discretion of the Compensation Committee, Non-Director Awards may also be subject to forfeiture and recoupment provisions in the event of other material violations, such as breach of non-competition, non-solicitation or confidentiality agreements with us.

Administration of the 2015 Plan

The Compensation Committee has been designated by the Board to administer all Non-Director Awards under the 2015 Plan. The Compensation Committee has the discretion to determine the employees who will be granted awards, the size and types of such awards, and the terms and conditions of such awards, subject to certain limitations set forth in the 2015 Plan as described above. In addition, the Compensation Committee has full and final authority to interpret the 2015 Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the 2015 Plan, seek the requisite shareholder approval in order to deduct certain performance-based compensation under IRC Section 162(m), and develop an incentive compensation strategy for us. The Compensation Committee may delegate to our Chief Executive Officer and other executive officers its administrative duties under the 2015 Plan other than to make Awards to our Chief Executive Officer and other executive officers. The CG&N Committee will administer all non-employee director awards under the 2015 Plan.

Amendment, Modification, and Termination of 2015 Plan

The Compensation Committee may amend, modify, suspend, or terminate the 2015 Plan, at any time, for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment shall be effective prior to its approval by the shareholders to the extent such approval is required by applicable legal or tax requirements or the requirements of the securities exchange on which our stock is listed, including increasing the number of shares available for issuance under, or extending the term of the 2015 Plan. No Awards may be made under the 2015 Plan after August 1, 2020.

Federal Income Tax Consequences of Awards under the 2015 Plan

The following is a brief summary of the federal income tax aspects of Awards that may be made under the 2015 Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.

Stock Options and SARs. Stock option Awards and SARs granted under the 2015 Plan may either be granted as “incentive stock options”, which are governed by IRC Section 422, or as non-qualified stock options”, which are governed by IRC Section 83. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option, a non-qualified stock option or SAR and no deduction is taken by us at that time. If certain holding periods are met, the exercise of an incentive stock option or SAR does not result in taxation to the participant; rather, the participant is taxed only at the time of sale of the shares received upon exercise. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains realized by the participant.

If, on the other hand, the stock acquired on exercise is disposed of before the above holding periods have been met, the increase in fair market value at the time of exercise over the exercise price constitutes taxable income to the participant and we are entitled to a corresponding tax deduction. Any additional appreciation is taxed at capital gains rates.

Under current tax laws, if a participant exercises a non-qualified stock option or SAR, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option or SAR is exercised, we will be entitled to a corresponding tax deduction.

Restricted Stock and Restricted Stock Unit Awards. Awards of restricted stock and restricted stock units, under the 2015 Plan generally are not subject to federal income tax when awarded, unless the participant were to elect to accelerate the tax recognition under IRC Section 83(b).  Restricted stock is generally subject to ordinary income tax based on the value of our stock at the time the restrictions lapse. Restricted stock units are generally subject to ordinary tax at the time of payment, even if vested earlier, based upon the value of our stock at the time of payment. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted stock or restricted stock units.

Performance Stock and Performance Stock Unit Awards.  Awards of performance stock and performance stock units, including Awards that constitute Qualified Performance Awards under the 2015 Plan generally are taxable when paid after the performance period has ended and the performance goals have been met. Performance stock units are generally subject to ordinary tax at the time of payment, even if vested earlier upon meeting the performance goals. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the performance stock or performance stock units.

Deferred Stock and Cash Awards.  IRC Section 409A generally governs the timing of the election to defer and the timing of the distribution of amounts deferred that meet the definition of “non-qualified deferred compensation” under IRC Section 409A. The deferral of recognition of taxable income on incentive and non-qualified stock options is exempt from IRC Section 409A. If permitted by the Compensation Committee, any Awards that are timely deferred in accordance with the requirements of IRC Section 409A and such rules as the Compensation Committee may establish, are not taxed upon vesting, but are subject to ordinary income tax at the time of payment, and we are entitled to a corresponding deduction at the time of such payment, whether in the form of common stock or cash.

Cash Awards. The recipient of a Cash Award will recognize ordinary compensation income at the time the payment is received. The Company will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

General. A participant’s tax basis in shares purchased or awarded under the 2015 Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant in connection with the transfer of the shares. The participant’s holding period for the shares begins immediately after ordinary income is recognized with respect to the transfer of the shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

Tax Deductibility Cap. As described above, IRC Section 162(m) provides that certain compensation received in any year by a “covered employee” in excess of $1 million is non-deductible by the Company for federal income tax purposes. IRC Section 162(m) provides an exception, however, for “performance-based compensation.” The Compensation Committee currently intends to make Qualified Performance Awards under the 2015 Plan to participants subject to IRC Section 162(m) that constitutes performance-based compensation that is exempt from IRC Section 162(m). However, the Compensation Committee reserves the right to design and use Awards under the 2015 Plan and other compensation elements that may not be deductible within the rules of Section 162(m) if those Awards and elements are deemed to be in the best interests of the Company, balancing tax efficiency with long-term strategic objectives.

New Plan Benefits

Because the number or size of the awards that a participant may receive under the 2015 Plan is at the discretion of the Compensation Committee, it is not possible to determine the benefits that will be received by participants if the 2015 Plan is approved by the shareholders. Please see the above description regarding the 2015 Plan’s limitations on the size of awards that may be granted to individual participants.

Registration with the Securities and Exchange Commission

If the 2015 Plan is approved by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the 750,000 shares issuable under the 2015 Plan.

Board Voting Recommendation

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2015 INCENTIVE COMPENSATION PLAN.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PwC”), as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending December 31, 2015.

PwC’s report on the financial statements of the Company for the past fiscal year and the fiscal years ending December 31, 2014 and December 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the Company’s audit for each of the three most recent fiscal years, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused the firm to make reference thereto in its report in the financial statements for such years.

During the Company’s most recent fiscal year, there were no reportable events as defined in Regulation S-K, Item 304(a)(1)(v).

A proposal will be presented at the Annual Meeting to ratify the appointment of PwC as the Company’s independent registered public accounting firm.  One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

Neither the Company’s Amended and Restated By-laws nor its other governing documents or laws require shareholder ratification of the selection of PwC as the Company’s independent registered public accounting firm.  However, the Audit Committee is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the amount of audit fees, tax fees, audit-related fees and all other fees billed or expected to be billed by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the years ended December 31, 2014 and December 31, 2013:

	2014	2013

Audit fees (1)	$1,010,596	$875,000
Tax fees (2)	388,868	323,422
Audit-related fees (3)	32,000	42,000
All other fees	2,700	2,700
Total Fees	$1,434,164	$1,243,122

(1)	Includes annual financial statement audit, audit of the Company’s internal control over financial reporting and quarterly review services. In 2014, also includes services provided in connection with the Company's debt issuance.
(2)	Includes fees associated with federal, state and international tax compliance and consulting services.
(3)	Includes fees billed for the audit of the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust (the “Plan”). In 2014 the costs for the audit of the Plan were borne by the Plan, whereas for 2013 the Company paid such fees. Also includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the Company’s independent registered public accounting firm.  All of the fees listed above were pre-approved in accordance with this policy.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and permitted non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the Company’s independent registered public accounting firm is engaged to perform it.  The Audit Committee has delegated to its Chair the authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting.  The Audit Committee, after review and discussion with PricewaterhouseCoopers LLP of the Company’s pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining the firm’s independence.

ANNUAL REPORT

The Annual Report of the Company for the 2014 fiscal year, as amended, accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS

In order for a stockholder proposal intended to be presented pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for the 2016 Annual Meeting, we must receive it no earlier than December 17, 2015, the date that is expected to be approximately 150 days prior to the mailing of the proxy statement for that annual meeting, and no later than January 18, 2016, the date that is expected to be approximately 120 days prior to the mailing of the proxy statement for that annual meeting. To be considered for inclusion in our proxy statement for the 2016 Annual Meeting, the stockholder proposal must be in compliance with Rule 14a-8 under the Exchange Act. In order for a stockholder proposal outside of Rule 14a-8 to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, the stockholder proposal must be received by the Company no later than April 1, 2016. Stockholder proposals must be submitted by written notice delivered to the Secretary at the address listed on the cover page of this Proxy Statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement.  Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this Proxy Statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies.  We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address.  If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (636) 946-6525 or send a written request to LMI Aerospace, Inc., 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, Attention: Secretary.  Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement.  However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
Renée Skonier
Secretary

St. Charles, Missouri
May 15, 2015

APPENDIX A

LMI AEROSPACE, INC.

2015 INCENTIVE COMPENSATION PLAN

1.             Plan. The LMI Aerospace, Inc. 2015 Incentive Compensation Plan (the “Plan”) was adopted by LMI Aerospace, Inc. (the “Company”) to reward certain key Employees or Consultants of the Company and its Affiliates and Non-employee Directors of the Company by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

2.             Objectives. The purpose of this Plan is to further the interests of the Company and its shareholders by providing incentives in the form of Awards to key Employees, Non-employee Directors and Consultants who may contribute materially to the success and profitability of the Company and its Affiliates. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company's continued success and progress. This Plan will also enable the Company and its Affiliates to attract and retain such Employees and Non-employee Directors.

3.             Definitions. As used herein, the terms set forth below shall have the following respective meanings unless otherwise expressly provided herein:

“Acquiring Person” means any Person or any individual or group of Affiliates or Associates of such Person who acquires beneficial ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding stock of the Company if such acquisition occurs in whole or in part. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable (and in any event within ten business days after notification by the Company) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an “Acquiring Person” for any purpose of this Plan.

“Administrator” means the Committee.

“Affiliate” means, with respect to the Company, a Subsidiary or Joint Venture, and means, with respect to an Acquiring Person, a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

“Associate” means: (i) any corporate, partnership, limited liability company, entity or organization (other than the Company or a majority-owned subsidiary of the Company) of which such a Person is an officer, director, member, or partner or is, directly, or indirectly the beneficial owner of ten percent (10%) or more of the class of equity securities, (ii) any trust or fund in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such person, or any relative of such spouse, or (iv) any investment company for which such person or any Affiliate of such person serves as investment advisor.

“Authorized Officer” means any executive Officer of the Company designated by the Committee as having the authority to execute any Award Agreement for and on behalf of the Company.

“Award” means a Non-Director Award or a Director Award.

“Award Agreement” means any Non-Director Award Agreement or Director Award Agreement, and may include a written document providing for Awards to more than one eligible Participant upon terms and conditions set forth in the written document in lieu of individual agreements.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change in Control” unless otherwise defined by the Committee prior to the occurrence of the event, means the time when (i) any Person (other than the Company) or group of Persons acting in concert is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company which represent more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own more than fifty percent (50%) of the voting capital stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other independent Committee of the Board as is designated by the Board to administer the Plan, consisting of three or more members of the Board who satisfy the independence requirements of (i) Section 10C of the Securities Exchange Act of 1934 and the rules promulgated thereunder, (ii) the listing standards of the NASDAQ Stock Market (“NASDAQ”) and applicable laws and regulations and (iii) if deemed appropriate from time to time, meet the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934; provided that, with respect to any Director Awards granted under Section 9 of the Plan, “Committee” means the Corporate Governance and Nominating Committee of the Board.

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“Common Stock” means the common stock of the Company having a par value of $0.02 per share.

“Company” means LMI Aerospace, Inc., a Missouri corporation, or any successor thereto.

“Consultant” means an individual who is not an employee of the Company, but provides bona fide services to the Company or its Affiliates pursuant to a formal, written agreement.

 “Deferred Compensation” means any Award that provides for the non-qualified “deferral of compensation” as defined in Treas. Reg. Sec. 1.409A-1(b) and that is not otherwise exempt from the requirements of IRC Section 409A. For purposes of the limitations on deferred compensation under IRC Section 409A, each payment of compensation under this Plan shall be treated as a separate payment of compensation for purposes of applying the deferral election rules and the exclusion for certain short-term deferral amounts under IRC Section 409A.

“Director Award” means any Equity Award (other than Incentive Stock Options and SARs) and Cash Award granted, whether singly, in combination or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

“Director Award Agreement” means a written agreement setting forth the terms, conditions and limitations applicable to a Director Award.

“Disability” means, except as may otherwise be provided in a Participant’s Award Agreement, that the Participant is “disabled” under the Company’s long-term disability policy in effect at the time, for a period of six (6) months or more; provided, however, that any distribution event upon a Disability of any Award that constitutes Deferred Compensation shall comply with the definition provided for purposes of IRC Section 409A.

“Dividend Equivalents” means, as determined by the Committee in its sole discretion with respect to Equity Awards that are to be issued at the end of the Restriction Period or deferral period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Affiliates.

“Equity Award” means any Option, SAR, Stock Award, or Performance Award (other than a Cash Award) granted to a Participant under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) if the Common Stock is listed on the NASDAQ, the average of the high and low prices on the trading day of the grant, or if the grant is set to be issued on a non-trading day, the next trading day following the Grant Date, or any other reasonable method using actual transactions in such stock as reported by the NASDAQ; or (ii) any other reasonable valuation method as defined in regulations and other guidance promulgated under IRC Section 409A.

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“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in IRC Section 422.

“Joint Venture” means any joint venture or partnership in which the Company has 50% or more ownership, voting, capital or profit interests (in whatever form); provided, however, where the grant of an Equity Award under this Plan is based upon a legitimate business criteria, “20% or more” may be used instead of “50% or more”.

“Non-Director Award” means any Equity Award or Cash Award granted, whether singly, in combination or in tandem, to a Participant who is an Employee or a Consultant pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

“Non-Director Award Agreement” means a written agreement setting forth the terms, conditions and limitations applicable to an Non-Director Award, to the extent the Committee determines such agreement is necessary, and may include a written document providing for Awards to more than one Employee upon terms and conditions set forth in the written document in lieu of individual agreements.

“Non-employee Director” means an individual serving as a member of the Board who is not an Employee of the Company or any of its Affiliates.

“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Non-qualified Stock Option.

“Participant” means an Employee, Non-employee Director or Consultant to whom an Award has been granted under this Plan.

“Performance Award” means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.

“Performance Goal” means an objective performance standard established by the Committee to determine in whole or in part whether a Qualified Performance Award shall be earned. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business segments, units or divisions of the Company, or the Company as a whole, and on an absolute basis, rate basis, or relative to a peer group of companies or other benchmark, and may exclude the effect of changes in accounting standards and nonrecurring unusual event specified by the Committee, such as write-offs, add-backs, capital gains and losses and acquisitions and dispositions of businesses and assets. A Performance Goal may include one or more of the following:

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• Stock price targets (including, but not limited to, growth measures and total shareholder return);

• Stockholder’s equity;

• Return on equity;

• Total stockholder return

• Earnings per share (actual or targeted growth);

• Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

• Earnings before interest, taxes, depreciation, amortization, legal settlements, other income and stock-based compensation;

• Net income measures (including but not limited to income after capital costs and income before or after taxes);

• Revenue and/or sales (gross or net) and margins,

• Operating income (including after taxes) measures;

• Pre-tax profit

• Operating profit;

• Leverage ratio/debt reduction;

• Capital expenditures;

• Cost reduction;

• Market Share;

• Free cash flow and working capital measures;

• Cash flow per share;

• Billings/bookings;

• Return measures (including but not limited to return on assets, equity and/or invested capital);

• Economic value added;

• Product quality and customer satisfaction measures;

• Personnel goals;

• Implementation or completion of projects or processes; and

• Corporate values and strategic measures (including but not limited to ethics compliance, environmental, safety, strategic and succession planning).

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Unless otherwise stated, such a Performance Goal need not be based upon an increase under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

“Person” means an individual, corporation, limited liability company, partnership, association, joint stock company, trust, unincorporated organization or government or political subdivision thereof.

“Qualified Performance Award” means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under IRC Section 162(m), as described in paragraph 8(v)(B) of the Plan.

“Qualifying Termination of Employment” means, except as may otherwise be provided in a Participant’s Award Agreement, the Participant’s (i) involuntary termination of employment by the Company without “cause” or (ii) voluntary termination of employment for “good reason” within nine (9) months following the date of a Change in Control.  For purposes of the preceding sentence, and except as may otherwise be provided in a Participant’s Award Agreement, the terms “cause” and “good reason” shall have the meanings ascribed to them in the employment agreement, if any, then in effect between the Participant and the Company.

“Restricted Stock” means a Stock Award that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of a Restricted Stock Award and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock.

“Stock Unit” means a unit equal to one share of Common Stock granted to either an Employee or a Non-employee Director.

“Subsidiary” means any corporation or limited liability company of which the Company directly or indirectly owns shares or membership interests representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation; provided, however, where the grant of an Equity Award under this Plan is based upon a legitimate business  criteria, “20% or more” may be used instead of “50% or more”.

4.              Eligibility.

(a)           Employees. Employees eligible for the grant of Non-Director Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, may contribute to the success and growth of the Company and its subsidiaries, divisions and affiliated businesses.

6

(b)          Consultants.  Consultants eligible for the grant of Non-Director Awards under this Plan are those whose efforts in the judgment of the Committee, may contribute to the success and growth of the Company and its subsidiaries, divisions and affiliated businesses.

(c)           Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Non-employee Directors.

5.             Common Stock Available for Awards. Subject to the provisions of paragraph 17 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan to exceed 750,000 shares. The Committee and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that sufficient shares of Common Stock are available for issuance pursuant to Awards.

(a)           Limitation on Awards. Subject to the provisions of paragraph 17 hereof, the 750,000 shares of Common Stock authorized under this Plan shall be available for Awards (other than Non-qualified Stock Options), or SARs or Incentive Stock Option Awards.

(b)          Share Counting Rules. Subject to the provisions of paragraph 17 hereof:

(i)            The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are cancelled and settled in cash in lieu of Common Stock or are exchanged for Awards that do not involve Common Stock, shall be added back to the limits and again immediately become available for Awards hereunder.

(ii)           Shares of Common Stock tendered or attested to in payment of the Grant Price of an Option and shares of Common Stock withheld by the Company to satisfy the tax withholding obligation shall not be added back to the applicable limit.

(iii)         Shares of Common Stock that are reacquired by the Company with the amount received upon exercise of an Option shall not be added back to the applicable limit.

(iv)        The aggregate shares Common Stock exercised pursuant to an SAR that is settled in Common Stock shall reduce the applicable limit, rather than the number of shares of Common Stock actually issued.

(v)          Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards or obligations to grant future awards under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or an Affiliate acquiring another entity or an interest in another entity.

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(vi)         Restricted Stock, Restricted Stock Units, Performance Awards and other Awards settled in shares of Common Stock shall reduce the applicable limit by the same number of shares for each share of Common Stock covered by the Award.

6.              Administration.

(a)            Committee. Except as otherwise provided herein, this Plan shall be administered by the Committee. Any Award that is intended to be a Qualified Performance Award under paragraph 8(a)(v)(B) shall be issued by the Committee or a subcommittee consisting solely of members of the Board who are “outside directors” under IRC Section 162(m) and regulations and other guidance promulgated thereunder.

(b)           Power and Authority. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Non-Director Award, accelerate the vesting or exercisability of an Non-Director Award, eliminate or make less restrictive any restrictions applicable to an Non-Director Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Non-Director Awards) or an Non-Director Award or otherwise amend or modify an Non-Director Award in any manner that is either (i) not adverse to the Participant to whom such Non-Director Award was granted or (ii) consented to by  such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee, with respect to Non-Director Awards, in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c)            Advisors. The Committee shall have the independent authority and discretion over the appointment, compensation and oversight of the services of advisors to the Committee, including compensation consultants and legal counsel, provided such advisors meet any applicable requirements established by the NASDAQ. The Company shall pay the compensation and expenses of such advisors. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

(d)           Limitation of Liability. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7.             Delegation of Authority. Following the authorization by the shareholders of a pool of cash or shares of Common Stock to be available for Awards, the Committee may authorize the Chief Executive Officer of the Company or a committee consisting solely of members of the Board to grant individual Non-Director Awards from such pool pursuant to such conditions or limitations as the Committee may establish, except as otherwise provided in paragraph 6(a). The Committee may also delegate to the Chief Executive Officer or other executive officers of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish.

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8.              Non-Director Awards.

(a)            General. Subject to the limitation under paragraph 8(b), the Committee shall determine the type or types of Non-Director Awards to be made under this Plan and shall designate from time to time the Employees or Consultants who are to be the recipients of such Awards. Each Non-Director Award shall be embodied in an Non-Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Non-Director Award is granted and by an Authorized Officer for and on behalf of the Company. Non-Director Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Non-Director Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Affiliates, including the plan of any acquired entity. Except as provided in paragraph 8(b)(iv), an Non-Director Award may provide for the grant or issuance of additional, replacement or alternative Non-Director Awards upon the occurrence of specified events. All or part of an Non-Director Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Non-Director Awards shall be treated as set forth in the applicable Non-Director Award Agreement or as otherwise specified by the Committee.

(i)             Option. An Non-Director Award may be in the form of an Option. On the Grant Date, the Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions and paragraph 8(b)(iv), the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee. Any Option that is intended to constitute an Incentive Stock Option shall contain terms and conditions required under IRC Section 422A applicable to the Employee; provided, however, the Committee may modify the terms and conditions of such Option even though such modification may cause the Incentive Stock Option to become a Non-qualified Stock Option.

(ii)            Stock Appreciation Rights. An Non-Director Award may be in the form of a SAR. On the Grant Date, the Grant Price of a SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for a SAR shall extend no more than 10 years after the Grant Date. Subject to the foregoing provisions and paragraph 8(b)(iv), the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

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(iii)          Stock Award. An Non-Director Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted to Employees pursuant to this Plan shall be determined by the Committee.

(iv)          Cash Award. An Non-Director Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted to Employees pursuant to this Plan shall be determined by the Committee.

(v)            Performance Award. Without limiting the type or number of Non-Director Awards that may be made under the other provisions of this Plan, an Non-Director Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Employees pursuant to this Plan shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value, vesting and/or amount of Performance Awards that will be paid out to the Employee.

(A)            Non-qualified Performance Awards. Performance Awards granted to Employees that are not intended to be Qualified Performance Awards under paragraph 8(a)(v)(B) shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B)            Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under IRC Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established) to which the Performance Goal relates, and in any event while the outcome of the Performance Award is substantially uncertain. In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of IRC Section 162(m) and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to IRC Section 162(m), and the Committee shall be guided by such provisions in establishing such goals. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. No Qualified Performance Awards shall be granted unless the Performance Goals have been approved by the shareholders of the Company within 5 years of the commencement of the performance period to which such Performance Goals relate.

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(b)           Limitations. Notwithstanding anything to the contrary contained in this Plan and subject to the provisions of paragraph 17, the following limitations shall apply to any Non-Director Awards made hereunder:

(i)             no Participant may be granted, during any fiscal year, Non-Director Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 250,000 shares of Common Stock;

(ii)            no Participant may be granted, during any fiscal year, Non-Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as “Stock Based Awards Limitations”);

(iii)          no Participant may be granted Non-Director Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any fiscal year having a value determined on the Grant Date in excess of $1,000,000; and

(iv)          no Award shall have the effect of or result in: (A) lowering the Grant Price of an existing Option or SAR; (B) a “repricing” of an existing Option or SAR under generally accepted accounting principles; or (C) cancel an existing Option or SAR at a time when its Grant Price exceeds the Fair Market Value of the Company's Common Stock in exchange for another Non-Director Award, including cash or other Equity Award in the Company.

9.              Director Awards.

(a)            General. The Committee may grant Director Awards to the Non-employee Directors of the Company from time to time in accordance with this paragraph 9. Director Awards may consist of those listed in this paragraph 9 and may be granted singly, in combination or in tandem. Each Director Award may, in the discretion of the Committee, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be accepted by the Director to whom the Director Award is granted and signed by an Authorized Officer for and on behalf of the Company.

(i)            Stock Awards. A Director Award may be in the form of a Stock Award. A Non-employee Director may not sell, transfer, assign, pledge or otherwise encumber or dispose of any portion of a Stock Award until he or she terminates service as a Non-employee Director, and any attempt to sell, transfer, assign, pledge or encumber any portion of the Stock Award prior to such time shall have no effect. Any additional terms, conditions and limitations applicable to any Stock Awards granted to a Non- employee Director pursuant to this Plan shall be determined by the Committee.

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(ii)           Non-qualified Stock Options. A Director Award may be in the form of a Non-qualified Stock Option. On the Grant Date, the Grant Price of a Non-qualified Stock Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Non-qualified Stock Option shall extend no more than 10 years after the Grant Date. Non-qualified Stock Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Non-qualified Stock Options awarded to Directors pursuant to this Plan, including the Grant Price, the term of the Non-qualified Stock Options, the number of shares subject to the Non-qualified Stock Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(b)           Limitations. Notwithstanding anything to the contrary contained in this Plan, no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 15,000 shares of Common Stock (the limitation set forth in this paragraph (b) being hereinafter referred to as a “Stock Based Awards Limitation”) or Non-qualified Stock Options for more than 30,000 shares of Common Stock during any fiscal year.

10.          Payment of Awards.

(a)            General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Administrator shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Administrator shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Administrator may determine.

(b)           Deferral of Awards. The Committee may require or may permit Employees and Non-employee Directors to elect to defer the issuance of Common Stock or the payment or settlement of Awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time; provided, however, the Committee shall not, in establishing the terms and provisions of any Award or in exercising its powers under this Plan: (i) create any arrangement which would constitute an employee pension benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act, as amended, unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute Deferred Compensation unless the arrangement is exempt from or complies with the requirements of IRC Section 409A or unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with IRC Section 409A.

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(c)            Deferred Compensation. With respect to any Award that constitutes Deferred Compensation, such Award shall provide for payment or exercise only upon: (i) a fixed date or schedule that complies with the requirements of Treas. Reg. Sec. 1.409A-3; (ii) on a date based upon the Employee's or Non-employee Director's “separation from service,” (including the delay in payment upon separation from service for “specified employees”) or “disability,” or “change in control” as those terms are defined under IRC Section 409A; or (iii) the Participant's death. Any election permitted under any Award that constitutes Deferred Compensation shall comply with the requirements of Treas. Reg. Sec. 1.409A-2. In addition, with respect to any Award that constitutes Deferred Compensation, except to the extent acceleration or deferral is permitted by or complies with the requirements of IRC Section 409A, neither the Committee nor any Employee or Non-employee Director may substitute, accelerate or defer the time or schedule of any payment or exercise of, or the amount scheduled to be reported as income as a result. In no event shall the Company, the Committee or the Administrator be responsible for any taxes imposed as a result of non-compliance with IRC Section 409A.

(d)           Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Administrator may establish. Dividend Equivalents may be paid in cash or in Common Stock or any combination thereof as determined by the Committee at the time of payment of the dividend, and may be paid concurrently with the payment of dividends or may be deferred; provided, however, and Dividend Equivalents that constitute Deferred Compensation shall comply with the requirements of IRC Section 409A and regulations and guidance promulgated thereunder. The Administrator may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

(e)            Substitution of Awards. Subject to paragraphs 8(b)(iv), 11(b), 14 and 16, at the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Non-Director Award for another Non-Director Award or Non-Director Awards of the same or different type.

11.           Change in Control.

(a)            Vesting.  Notwithstanding the provisions of paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, upon a Participant’s Qualifying Termination of Employment occurring on or after the date of a Change in Control, all outstanding and unvested Equity Awards granted to the Participant under the Plan shall immediately vest and become fully exercisable.  Unless the Committee determines at or prior to the Change in Control, no Qualified Performance Award for which the performance period has not expired shall accelerate at the time of a Change in Control.

(b)           Cancellation and Payment. Except as otherwise provided in an Award Agreement, if a Change in Control occurs and the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Awards under this Plan (“Non-assumed Awards”), the Committee, in its sole and absolute discretion, may, with respect to any or all Non-assumed Awards, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

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(i)             Unilaterally cancel such Non-Assumed Award in exchange for whole and/or fractional shares of Common Stock (or whole shares and cash in lieu of any fractional Common Stock) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, is equal to the excess of:

(A)            in the case of Options and SARs, the Common Stock that could be purchased subject to such Non-Assumed Award less the aggregate Grant Price for the Options and SARs; and

(B)            in the case of Stock Awards and Performance Awards, Common Stock subject to such Non-Assumed Award determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable with respect to such Stock Awards and Performance Awards.

(ii)           Unilaterally cancel such Non-Assumed Award in exchange for cash or other property, including without limitation, the value of the consideration paid to holders of the Company's Common Stock in connection with the Change in Control, equal to the excess of:

(A)           in the case of Options and SARs, Common Stock that could be purchased subject to such Non-Assumed Award less the aggregate Grant Price for the Options and SARs; and

(B)            in the case of Stock Awards and Performance Awards, Common Stock subject to such Non-assumed Award determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable with respect to such Stock Awards and Performance Awards.

In the event the Grant Price or consideration payable on exercise is equal to or greater than the Common Stock, cash or other property payable as provided in paragraphs 10(b)(i) and 10(b)(ii), then such Options, SARs and other Equity Awards shall be automatically cancelled without payment of any consideration therefor.

(iii)          In the case of Options and SARs, unilaterally cancel such Non-Assumed Award after providing the holder of such Option and SAR with:

(A)           an opportunity to exercise such Non-Assumed Award to the extent vested within a specified period prior to the date of the Change in Control; and

(B)            notice of such opportunity to exercise prior to the commencement of such specified period.

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(c)           Deferred Compensation. If a Change in Control occurs that does not constitute a “change in control” as defined under IRC Section 409A and regulations and guidance promulgated thereunder, then any Award that constitutes Deferred Compensation shall be settled in cash equal to the Award's Fair Market Value at the time of the Change in Control (or if Performance Awards, the value based on the Performance Goals, if greater), plus interest at the United States prime rate at the time of the Change in Control plus 1% until the date of payment, which shall be the time the original restriction period would have closed, the Performance Award would have been originally payable, or the date elected pursuant to the proper deferral election, as applicable.

(d)           Change in Control Agreement. Notwithstanding the foregoing, if a Change in Control occurs, then, except to the extent otherwise provided in the Award Agreement, each Award shall be governed by applicable law and the documents effectuating the Change in Control.

12.          Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or check or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards, including, without limitation, cashless or net exercise, pyramid exercise and by attestation. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph.

An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

13.          Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Non-Director Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied either by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Non-Director Award with respect to which withholding is required or payment in cash by the Participant of any tax withholding required by this Section 13. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

15

14.          Forfeiture and Recoupment.

(a)            General. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Non-Director Award that the Employee's rights, payments, and benefits with respect to a Non-Director Award, including any payment or shares of Common Stock received upon exercise or in satisfaction of the Non-Director Award under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but shall not be limited to, failure to accept the terms of the Non-Director Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Employee, or other conduct by the Employee that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of employment.

(b)           Section 302 Compliance. The Company shall require the chief executive officer and chief financial officer of the Company to disgorge bonuses, other incentive- or equity-based compensation, and profits on the sale of shares of Common Stock received within the 12-month period following the public release of financial information if there is a restatement of such financial information because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law. The operation of this paragraph 14(b) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act and any applicable guidance.

(c)           Section 954 Compliance. The Company shall require each current and former executive officer to disgorge bonuses, other incentive- or equity-based compensation received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The amount to be recovered shall be the percentage of incentive compensation, including equity awards, in excess of what would have been paid without the restated results. The operation of this paragraph 14(c) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(d)           Manner of Recoupment. The Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Non-Director Award Agreement, whether the Company shall effect any such recoupment: (i) by seeking repayment from the Employee; (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Employee under any compensatory plan, program or arrangement maintained by the Company or any of its Affiliates; (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made to the Employee in accordance with the Company's otherwise applicable compensation practices; (iv) by a holdback or escrow (before or after taxation) of part or all of the shares of Common Stock, payment or property received upon exercise or satisfaction of the Non-Director Award; or (v) by any combination of the foregoing.

16

15.           Amendment, Modification, Suspension or Termination of the Plan.

(a)            The Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, provided, however, that no amendment that results in a change in the tax consequences of an Award shall require the consent of the Participant; and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal or tax requirements or the requirements of the securities exchange on which the Company's stock is listed. Notwithstanding the forgoing, the Committee may reform any provision in an Award intended to be exempt from IRC Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of IRC Section 409A; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under IRC Section 409A, no payment or benefit will be provided under the Award and the Award will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Award

(b)           Unless terminated sooner pursuant to this Section 15, this Plan shall expire effective as of August 1, 2020.

16.           Assignability. Unless otherwise determined by the Administrator and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Administrator may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 15 shall be null and void.

17.           Adjustments.

(a)           No Restrictions on Company or Shareholders. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

17

(b)           Subdivisions, Consolidations, Dividends and Splits. In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, (v) the limitations on Awards set forth in paragraph 5(b), and (vi) Stock Based Awards Limitations shall each be adjusted proportionately by the Committee as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to (i) the number of shares of Common Stock reserved under this Plan; (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, (v) the limitations on Stock Awards set forth in paragraph 5(b), and (vi) Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

18.           Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Administrator may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

19.           Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18

20.           Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.

21.           Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22.           Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Missouri.

19

LMI AEROSPACE, INC.
ATTN: SUZANNE PAINOVICH
411 FOUNTAIN LAKES BLVD.
ST. CHARLES, MO 63301

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Daniel G. Korte 02 John M. Roeder 03 Gregory L. Summe

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. TO APPROVE THE ADOPTION OF THE LMI AEROSPACE, INC 2015 INCENTIVE COMPENSATION PLAN	☐	☐	☐
3. RATIFICATION OF THE ENGAGEMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each must sign. When signing as attorney, executor, etc., give full title. If signer is a corporation or other entity, execute in full corporate or company name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000246374_1 R1.0.0.51160

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

LMI AEROSPACE, INC. ANNUAL MEETING OF SHAREHOLDERS June 24, 2015 The undersigned hereby appoints Renee Skonier, or if Ms. Skonier is unable or declines to exercise such rights hereunder, the undersigned appoints Daniel G. Korte, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.02 par value per share, of LMI Aerospace, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at 411 Fountain Lakes Blvd., St. Charles, Missouri 63301, beginning at 10:00 a.m. local time, June 24, 2015, and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF NO CHOICE IS SPECIFIED BUT THIS PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES THAT HE/SHE HAS RECEIVED A COPY OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. Continued and to be signed and dated on reverse side